As filed with the Securities and Exchange Commission on 9/06/06


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                   Investment Company Act file number 811-8352


                                   LKCM Funds
               (Exact name of registrant as specified in charter)


                       c/o Luther King Capital Management
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)


                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036
                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code



Date of fiscal year end: December 31

Date of reporting period:  June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------


                                      LKCM
                                      FUNDS


--------------------------------------------------------------------------------

                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND


                               Semi-Annual Report
                                  June 30, 2006

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                                               FIVE YEAR      TEN YEAR        AVG.
                                                                 SIX MONTH       ONE YEAR       AVERAGE        AVERAGE       ANNUAL
                                                                   TOTAL           TOTAL      ANNUALIZED     ANNUALIZED       TOTAL
                                                                  RETURN          RETURN        RETURN         RETURN        RETURN
                                         INCEPTION     NAV @       ENDED           ENDED         ENDED          ENDED         SINCE
FUNDS                                      DATES      6/30/06     6/30/06         6/30/06       6/30/06        6/30/06       INCEPT.
------------------------------------------------------------------------------------------------------------------------------------
LKCM Equity Fund -
   Institutional Class                    1/3/96         $13.53        1.73%         6.37%          2.96%       7.71%          8.12%
   S&P 500 Index1                                                      2.71%         8.63%          2.49%       8.32%          8.82%

LKCM Small Cap Equity Fund -
   Institutional Class                    7/14/94        $22.83        8.10%        19.83%         13.00%      12.04%         14.47%
   Russell 2000 Index2                                                 8.21%        14.58%          8.50%       9.05%         10.93%

LKCM Small Cap Equity Fund -
   Adviser Class                          6/5/03         $22.62        7.97%        19.56%          N/A          N/A          21.68%
   Russell 2000 Index2                                                 8.21%        14.58%          N/A          N/A          17.59%

LKCM International Fund                  12/30/97        $12.31       10.90%        35.20%          7.22%        N/A           5.83%
   MSCI/EAFE Index3                                                   10.50%        27.07%         10.44%        N/A           7.53%

LKCM Balanced Fund                       12/30/97        $12.55        2.06%         5.76%          3.81%        N/A           4.83%
   S&P 500 Index1                                                      2.71%         8.63%          2.49%        N/A           4.82%
   Lehman Bond Index4                                                 -0.17%        -0.18%          4.62%        N/A           5.42%

LKCM Fixed Income Fund                   12/30/97        $10.03        0.10%         0.76%          3.95%        N/A           4.78%
   Lehman Bond Index4                                                 -0.17%        -0.18%          4.62%        N/A           5.42%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the fund may be lower or higher that the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

2 The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $763 million.

3 The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

   Note: These indices defined above are not available for direct investment.


The stock market advanced during the first half of 2006 but the strong first quarter 2006 performance was partially erased with the second quarter 2006 pullback. Increased uncertainty resulted in a more volatile market environment as sentiment changed from excitement of continued economic growth to concerns about a slowing economy and its potential negative impact on corporate profits. As the economic cycle matures, and with the Federal Reserve raising interest rates to slow the economy to contain inflation, it's no surprise that we've seen the markets become more volatile.

The economy is beginning to slow under this burden of higher interest rates and higher energy costs but we still expect the Federal Reserve to finish raising interest rates sometime in the second half of 2006. At this point, we believe the economy will continue to expand, albeit at a slower pace, given the excellent financial condition of the corporate sector. This corporate sector strength should be able to offset the twin headwinds for the consumer, higher interest rates and higher energy costs. Record corporate profits and cash flows have allowed companies to reduce debt and build cash reserves. This cash is being used to make capital investments for future growth, fund mergers and acquisitions, increase dividends and to repurchase shares. All are a positive for the economy and the stock market. This type of market environment, one with slowing earnings growth and rising interest rates, has historically been the most challenging, but if we're right about short-term interest rates peaking in the second half of 2006, we believe the markets should be set up for a more rewarding 2007.

The slowdown in the housing market, inflation fears, rising interest rates and the ongoing Middle East conflict have provided the worries for the market. Although all could become a bigger problem than we currently anticipate, the stock market, trading at a valuation reflecting 10 year lows, appears to be discounting these potential risks.

In summary, our outlook is for continued economic growth, short-term interest rates to peak in the second half of 2006 and a positive stock market environment in late 2006 and into 2007.

The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid to large sized companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. The performance of the Fund during the first half of 2006 was 1.73% vs. the S&P 500's 2.71% return. As of June 30, 2006, the total net assets in the portfolio were $47.8 million with 96.9% of the net assets invested in common stocks and 3.1% in cash reserves, net of liabilities. During the first half of the year, the LKCM Equity Fund's performance benefited from positive stock selection and overweighting in the Industrials and Health Care sectors. The Fund's performance was hindered by investments in the Consumer Discretionary and Information Technology sectors. The Fund continues to own a broadly diversified portfolio of quality companies.

The LKCM Small Cap Equity Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund's Institutional Class during the first half of 2006 was 8.10% vs. the Russell 2000's 8.21% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above-average growth and return prospects. Stock selection and a focus on valuation remain an important component of our performance. As of June 30, 2006, the total net assets of the portfolio were $537.7 million with 92.5% of the net assets invested in common stocks and 7.5% in cash reserves, net of liabilities. We generated positive returns for our investors in the first half of 2006 as we added value from both our stock selection as well as from our sector allocation decisions. Our stock selection in the Industrial sector and our decision to overweight the Energy sector was beneficial to our results. Stock selection, and being overweight the Consumer sector, subtracted from our performance.

The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired risk/reward profile, the Fund invests in a blend of common stocks, fixed income securities and cash. The Fund returned 2.06% versus the 2.71% return in the S&P 500 and the (0.17)% return in the Lehman Index during the first half of 2006. As of June 30, 2006, total net assets of the Fund's portfolio were $9.3 million and the asset mix contained 70.8% common stocks, 26.6% corporate bonds, 1.6% government bonds, and 1.0% cash reserves, net of liabilities. Within the equity sector, our overweight position in the Energy sector and strong stock selection in the Healthcare sector contributed to results. Stock selection in the Consumer Discretionary and Materials sectors was a slight drag on performance. We believe the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for long-term investors.

The LKCM Fixed Income Fund is managed to maximize current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments creating a high quality, low volatility, short-to-intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. During the first half of 2006, the total return for the Fund was 0.10% vs. (0.17)% for the Lehman Intermediate Government Credit Index. The Fund had an effective duration of 3.0 years and had an average Standard & Poor's quality rating of single A* as of June 30, 2006. The Fund benefited significantly from its shorter effective duration, while the overweight in credit slightly detracted from performance. As of June 30, 2006, the total net assets in the Fund's portfolio were $107.9 million, with 85.6% invested in corporate bonds, 9.8% invested in U. S. Treasury and agency debt, 2.3% in preferred stock and 2.3% in cash reserves, net of liabilities.

The LKCM International Fund is managed to seek total returns in excess of the MSCI/EAFE Index. A report from TT International, the Fund's sub-adviser, regarding the Fund's performance during the six months ended June 30, 2006 begins on page 4.

At LKCM, our goal is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business, and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM through your investment in these Funds.

*Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

/s/ Luther King

J. Luther King, Jr., CFA
August 11, 2006


The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-21 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

The first use date of this report is 8/06.

                          REPORT FROM TT INTERNATIONAL

FIRST HALF 2006
LKCM INTERNATIONAL FUND: 10.90%             MSCI EAFE: 10.50%

Performance - The Fund's portfolio was up in absolute and relative terms for the first half of 2006, due to a very strong first quarter. Security selection in Europe was the driver of relative outperformance with Xstrata (the U.K. mining company) and Capitalia (the Italian bank) the major winners. The portfolio particularly benefited from being overweight the Materials sector and from positive stock selection within the sector. Regional allocation was a small negative with the market weakness in Japan in the second quarter impacting our overweight in the region.

Markets - The year began strongly for equity markets. Growth was being revised upwards across the G3 and emerging markets were racing ahead. Throughout the first half, the bottom-up case for owning equities remained resolutely strong, supported by strong cash generation, higher dividends and positive news flow. The top-down case, however, began to flash warning signals from the outset with rising U.S. inflation, G3 monetary policy tightening, heightened geopolitical risks and ever rising oil prices, all of which caused us increasing concern for the benign environment for equity markets. Global equity markets rose sharply until a combination of higher U.S. inflation, tighter monetary policy, and sharply higher crude prices conspired to cause sharp sell-offs across global equity markets in mid-May.

Post May global equity markets suffered a choppy period due to increased uncertainty about the outlook for global economic growth and the impact of synchronized monetary tightening. This prompted investors to seek safety in more mature and developed markets at the expense of riskier and more cyclical asset classes such as some of the emerging markets.

FIRST QUARTER 2006
LKCM INTERNATIONAL FUND: 11.53%             MSCI EAFE: 9.47%

Performance - The year started strongly for both markets and the Fund's portfolio, which ended 2% ahead of the benchmark. Stock selection, particularly in Europe, was the main driver of performance in relative terms with the commodity related stocks in Europe making a significant contribution to performance. The rebound in the oil price particularly helped the Fund portfolio's exposure to the Energy sector as Norwegian oil plays Norsk Hydro and Statoil continued to push higher.

Markets - Liquidity, mergers and acquisitions activity and upbeat corporate newsflow continued to provide the backdrop for investors to remain on the front-foot. Global economic data was also positive.

o U.S. industrial surveys and job figures remain strong but housing data weakened.

o German business survey exceptionally strong reaching the highest levels since 1991.

o    In Japan, unemployment rate fell to 4.1% and capacity utilization rose.

Markets generally remained resilient despite fears over higher interest rates, a new chairman at the U.S. Federal Reserve and heightened geopolitical tensions leading to a potentially higher oil price.

SECOND QUARTER 2006
LKCM INTERNATIONAL FUND: -0.57%             MSCI EAFE: 0.94%

Performance - The second quarter of 2006 was a particularly volatile period for equity markets after the strong returns in the earlier part of the year. The Fund's portfolio ended down in both absolute and relative terms. At the regional level our overweight in Japan and underweight in Europe was particularly troublesome in May and June when Japan suffered to a greater extent than other markets. This also manifested itself in stock selection where Japan cost the Fund's portfolio mostly as a result of the sell off in stocks that had performed strongly in the earlier part of the year. Within Europe the bright spots were Materials (Xstrata and Arcelor) and Health Care (Roche, the Swiss pharma company).

Markets - Global equity markets suffered a choppy quarter due to increased uncertainty about the outlook for global economic growth and the impact of synchronized monetary tightening. This prompted investors to lock in profits amid concerns over changing market conditions. While the data from the U.S. were mixed, from the rest of the world it continued to be strong.

o In U.S., the ISM index of national factory activity fell below expectations.

o    Eurozone manufacturing grew at the fastest pace for almost six years.

o    In Japan, industrial production rose faster than expected.

Past performance does not guarantee future results.

                   LKCM FUNDS EXPENSE EXAMPLE -- JUNE 30, 2006

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/06-6/30/06).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These examples are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                            LKCM SMALL CAP EQUITY FUND -
                                                INSTITUTIONAL CLASS
                                   ---------------------------------------------
                                                                    EXPENSES
                                                                      PAID
                                     BEGINNING        ENDING     DURING PERIOD
                                   ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                      1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------
Actual ........................      $1,000.00       $1,081.00         $4.95
Hypothetical (5% return
  before expenses) ............      $1,000.00       $1,020.03         $4.81

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                     LKCM SMALL CAP EQUITY FUND- ADVISER CLASS
                                   ---------------------------------------------
                                                                    EXPENSES
                                                                      PAID
                                     BEGINNING        ENDING     DURING PERIOD
                                   ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                      1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------
Actual ........................      $1,000.00       $1,079.70         $6.24
Hypothetical (5% return
  before expenses) ............      $1,000.00       $1,018.79         $6.06

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                                LKCM EQUITY FUND
                                   ---------------------------------------------
                                                                    EXPENSES
                                                                      PAID
                                     BEGINNING        ENDING     DURING PERIOD
                                   ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                      1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------
Actual ........................      $1,000.00       $1,017.30         $4.00
Hypothetical (5% return
  before expenses) ............      $1,000.00       $1,020.83         $4.01

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                               LKCM BALANCED FUND
                                   ---------------------------------------------
                                                                    EXPENSES
                                                                      PAID
                                     BEGINNING        ENDING     DURING PERIOD
                                   ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                      1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------
Actual ........................      $1,000.00       $1,020.60         $4.01
Hypothetical (5% return
  before expenses) ............      $1,000.00       $1,020.83         $4.01

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                              LKCM FIXED INCOME FUND
                                   ---------------------------------------------
                                                                    EXPENSES
                                                                      PAID
                                     BEGINNING        ENDING     DURING PERIOD
                                   ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                      1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------

Actual ........................      $1,000.00       $1,001.00         $3.22
Hypothetical (5% return
  before expenses) ............      $1,000.00       $1,021.57         $3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                              LKCM INTERNATIONAL FUND
                                   ---------------------------------------------
                                                                    EXPENSES
                                                                      PAID
                                     BEGINNING        ENDING     DURING PERIOD
                                   ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                      1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------
Actual ........................      $1,000.00       $1,109.00         $6.27
Hypothetical (5% return
  before expenses) ............      $1,000.00       $1,018.84         $6.01


* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

         ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- JUNE 30, 2006

Percentages represent market value as a percentage of total investments.


Pie Charts:

LKCM SMALL CAP EQUITY FUND
Short-Term Investments                  7.9%
Common Stocks                          92.1%

LKCM EQUITY FUND
Short-Term Investments                  4.0%
Common Stocks                          96.0%

LKCM BALANCED FUND
Short-Term Investments                  0.6%
U.S. Government Issues                  1.6%
Common Stocks                          71.1%
Corporate Bonds                        26.7%

LKCM FIXED INCOME FUND
Preferred Stocks                        2.3%
Short-Term Investments                  2.2%
Corporate Bonds                        85.7%
U.S. Government & Agency Issues         9.8%

LKCM INTERNATIONAL FUND
Preferred Stocks                        1.2%
Common Stocks                          97.3%
Short-Term Investments                  1.5%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS - 92.5%                                SHARES               VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 5.3%
  Aviall, Inc. (a)                                  205,300        $  9,755,856
  Hexcel Corporation (a)                            340,200           5,344,542
  Ladish Co., Inc. (a)                              243,350           9,118,324
  Teledyne Technologies Incorporated (a)            127,450           4,175,262
                                                                   ------------
                                                                     28,393,984
                                                                   ------------
AIR FREIGHT & LOGISTICS - 2.2%
  Forward Air Corporation                           131,750           5,366,177
  Pacer International, Inc.                         191,350           6,234,183
                                                                   ------------
                                                                     11,600,360
                                                                   ------------
AUTO COMPONENTS - 2.2%
  Drew Industries Incorporated (a)                  181,750           5,888,700
  Tenneco Inc. (a)                                  236,550           6,150,300
                                                                   ------------
                                                                     12,039,000
                                                                   ------------
BIOTECHNOLOGY - 0.9%
  Human Genome Sciences, Inc. (a)                   430,950           4,611,165
                                                                   ------------

BUILDING PRODUCTS - 0.7%
  Jacuzzi Brands, Inc. (a)                          432,550           3,806,440
                                                                   ------------

CAPITAL MARKETS - 0.8%
  Penson Worldwide, Inc. (a)                        259,600           4,467,716
                                                                   ------------

CHEMICALS - 0.8%
  Georgia Gulf Corporation                          175,100           4,381,002
                                                                   ------------

COMMERCIAL BANKS - 7.5%
  Cullen/Frost Bankers, Inc.                        110,350           6,323,055
  First State Bancorporation                        246,450           5,860,581
  Glacier Bancorp, Inc.                             181,787           5,320,905
  Hancock Holding Company                           157,850           8,839,600
  The South Financial Group, Inc.                   236,300           6,240,683
  Texas Regional Bancshares, Inc. - Class A         206,890           7,845,269
                                                                   ------------
                                                                     40,430,093
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 3.5%
  Airgas, Inc.                                      133,500           4,972,875
  John H. Harland Company                            96,100           4,180,350
  Mobile Mini, Inc. (a)                             324,018           9,480,767
                                                                   ------------
                                                                     18,633,992
                                                                   ------------
COMPUTERS & PERIPHERALS - 0.6%
  Quantum Corporation (a)                         1,147,600           3,006,712
                                                                   ------------

CONSTRUCTION & ENGINEERING - 2.7%
  EMCOR Group, Inc. (a)                             190,050           9,249,733
  MasTec, Inc. (a)                                  403,850           5,334,859
                                                                   ------------
                                                                     14,584,592
                                                                   ------------
CONSUMER FINANCE - 2.6%
  Cash America International, Inc.                  255,900           8,188,800
  MoneyGram International, Inc.                     177,850           6,038,007
                                                                   ------------
                                                                     14,226,807
                                                                   ------------
CONTAINERS & PACKAGING - 1.1%
  Silgan Holdings Inc.                              160,100           5,925,301
                                                                   ------------

DIVERSIFIED MANUFACTURING - 1.3%
  Raven Industries, Inc.                            227,550           7,167,825
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                        SHARES               VALUE
--------------------------------------------------------------------------------

EDUCATION SERVICES - 0.8%
  Laureate Education Inc. (a)                       103,450        $  4,410,074
                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
  Axsys Technologies, Inc. (a)                      174,498           2,629,685
  I.D. Systems, Inc. (a)                            176,200           3,124,026
  OYO Geospace Corporation (a)                       24,950           1,424,894
  Photon Dynamics, Inc. (a)                         131,950           1,652,014
  Veeco Instruments Inc. (a)                        271,650           6,476,136
                                                                   ------------
                                                                     15,306,755
                                                                   ------------
ENERGY EQUIPMENT & SERVICES - 3.6%
  Dril-Quip, Inc. (a)                                81,900           6,751,836
  Hydril (a)                                         74,400           5,841,888
  Superior Well Services, Inc. (a)                  165,500           4,120,950
  Warrior Energy Service Corporation (a)            107,300           2,610,609
                                                                   ------------
                                                                     19,325,283
                                                                   ------------
FOOD & STAPLES RETAILING - 5.5%
  The Pantry, Inc. (a)                              111,100           6,392,694
  Pathmark Stores, Inc. (a)                         433,250           4,076,883
  Performance Food Group Company (a)                210,450           6,393,471
  Reddy Ice Holdings, Inc.                          286,400           5,828,240
  United Natural Foods, Inc. (a)                    206,900           6,831,838
                                                                   ------------
                                                                     29,523,126
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
  ArthroCare Corporation (a)                        110,700           4,650,507
  IntraLase Corp (a)                                313,950           5,255,523
                                                                   ------------
                                                                      9,906,030
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES - 2.3%
  PSS World Medical, Inc. (a)                       440,050           7,766,882
  United Surgical Partners International, Inc. (a)  152,550           4,587,179
                                                                   ------------
                                                                     12,354,061
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE - 2.1%
  Landry's Restaurants, Inc.                        179,350           5,819,907
  LIFE TIME FITNESS, Inc. (a)                       112,200           5,191,494
                                                                   ------------
                                                                     11,011,401
                                                                   ------------
HOUSEHOLD DURABLES - 1.1%
  Tempur-Pedic International Inc. (a)               420,850           5,685,684
                                                                   ------------

INFORMATION TECHNOLOGY SERVICES - 1.0%
  Ness Technologies Inc. (a)                        488,950           5,256,213
                                                                   ------------

INSURANCE - 3.6%
  American Equity Investment Life Holding Company   362,700           3,866,382
  Argonaut Group, Inc. (a)                          205,275           6,166,461
  Max Re Capital Ltd. (b)                           238,200           5,202,288
  Republic Companies Group, Inc.                    241,900           4,284,049
                                                                   ------------
                                                                     19,519,180
                                                                   ------------
INTERNET SOFTWARE & SERVICES - 1.1%
  Access Integrated Technologies Inc. - Class A (a) 365,700           3,587,517
  Traffic.com, Inc. (a)                             426,000           2,381,340
                                                                   ------------
                                                                      5,968,857
                                                                   ------------
IT SERVICES - 0.7%
  Lionbridge Technologies, Inc. (a)                 723,750           4,002,338
                                                                   ------------


                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                        SHARES               VALUE
--------------------------------------------------------------------------------
MACHINERY - 3.5%
  Albany International Corp. - Class A              135,000        $  5,722,650
  CLARCOR Inc.                                      190,900           5,686,911
  Franklin Electric Co., Inc.                       142,000           7,332,880
                                                                   ------------
                                                                     18,742,441
                                                                   ------------
MARINE - 1.5%
  Kirby Corporation (a)                             201,750           7,969,125
                                                                   ------------

MEDIA - 0.9%
  Entravision Communications Corporation -
    Class A (a)                                     593,500           5,086,295
                                                                   ------------

METALS & MINING - 1.0%
  Reliance Steel & Aluminum Co.                      66,950           5,553,503
                                                                   ------------

OIL & GAS DRILLING - 0.8%
  Union Drilling, Inc. (a)                          277,500           4,123,650
                                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 5.2%
  Cabot Oil & Gas Corporation                       125,000           6,125,000
  Denbury Resources Inc. (a)                        191,400           6,061,638
  Encore Acquisition Company (a)                    125,800           3,375,214
  Range Resources Corporation                       167,050           4,542,089
  St. Mary Land & Exploration Company               198,500           7,989,625
                                                                   ------------
                                                                     28,093,566
                                                                   ------------
PHARMACEUTICALS - 2.0%
  Bentley Pharmaceuticals, Inc. (a)                 343,500           3,764,760
  Perrigo Company                                   427,000           6,874,700
                                                                   ------------
                                                                     10,639,460
                                                                   ------------
REAL ESTATE - 1.6%
  FelCor Lodging Trust Inc.                         384,750           8,364,465
                                                                   ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.0%
  FormFactor, Inc. (a)                              148,300           6,618,629
  RF Micro Devices, Inc. (a)                        664,900           3,969,453
                                                                   ------------
                                                                     10,588,082
                                                                    ------------
SOFTWARE - 6.3%
  Ariba, Inc. (a)                                   746,200           6,141,226
  Embarcadero Technologies, Inc. (a)                562,300           3,430,030
  i2 Technologies, Inc. (a)                         317,600           4,023,992
  Nuance Communications, Inc. (a)                 1,042,650          10,489,059
  Parametric Technology Corporation (a)             346,710           4,406,684
  TIBCO Software Inc. (a)                           739,450           5,213,123
                                                                   ------------
                                                                     33,704,114
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                        SHARES               VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 5.0%
  Charming Shoppes, Inc. (a)                        354,200        $  3,981,208
  Gamestop Corporation - Class A (a)                115,700           4,859,400
  Jos. A. Bank Clothiers, Inc. (a)                  162,693           3,898,124
  Rent-A-Center, Inc. (a)                           253,100           6,292,066
  Tractor Supply Company (a)                        143,100           7,909,137
                                                                   ------------
                                                                     26,939,935
                                                                   ------------
THRIFTS & MORTGAGE FINANCE - 0.8%
  City Bank                                          92,955           4,337,280
                                                                   ------------

TRADING COMPANIES & DISTRIBUTORS - 1.4%
  Anixter International, Inc.                       156,300           7,417,998
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES - 1.9%
  SBA Communications Corporation - Class A (a)      390,800          10,215,512
                                                                   ------------

TOTAL COMMON STOCKS
    (Cost $385,935,011)                                             497,319,417
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 7.9%
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 7.9%
  Columbia Money Market Reserves Fund -
    Capital Shares                               14,765,652          14,765,652
  Dreyfus Cash Management Fund - Investor Shares 14,718,265          14,718,265
  Federated Treasury Obligations Fund -
    Institutional Shares                         12,964,977          12,964,977
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $42,448,894)                                               42,448,894
                                                                   ------------

TOTAL INVESTMENTS - 100.4%
    (Cost $428,383,905)                                             539,768,311


  Liabilities in Excess of Other Assets - (0.4)%                     (2,083,992)
                                                                   ------------

  TOTAL NET ASSETS - 100.0%                                        $537,684,319
                                                                   ============


  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS - 96.9%                               SHARES                VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 7.2%
  Honeywell International Inc.                      24,000          $   967,200
  Raytheon Company                                  22,000              980,540
  Rockwell Collins, Inc.                            15,000              838,050
  United Technologies Corporation                   10,000              634,200
                                                                    -----------
                                                                      3,419,990
                                                                    -----------
AIR FREIGHT & LOGISTICS - 0.9%
  United Parcel Service, Inc. - Class B              5,000              411,650
                                                                    -----------

BEVERAGES - 4.3%
  The Coca-Cola Company                             14,000              602,280
  Molson Coors Brewing Company - Class B             8,000              543,040
  PepsiCo, Inc.                                     15,000              900,600
                                                                    -----------
                                                                      2,045,920
                                                                    -----------
BUILDING PRODUCTS - 0.9%
  American Standard Companies Inc.                  10,500              454,335
                                                                    -----------

CHEMICALS - 2.8%
  Air Products and Chemicals, Inc.                   9,000              575,280
  E. I. du Pont de Nemours & Company                10,000              416,000
  The Valspar Corporation                           13,700              361,817
                                                                    -----------
                                                                      1,353,097
                                                                    -----------
COMMERCIAL BANKS - 7.8%
  Bank of America Corporation                       20,000              962,000
  Compass Bancshares, Inc.                          11,900              661,640
  Cullen/Frost Bankers, Inc.                        13,000              744,900
  The South Financial Group, Inc.                   20,000              528,200
  Wachovia Corporation                               7,100              383,968
  Wells Fargo & Company                              7,000              469,560
                                                                    -----------
                                                                      3,750,268
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 3.1%
  Allied Waste Industries, Inc. (a)                 59,000              670,240
  Waste Management, Inc.                            22,000              789,360
                                                                    -----------
                                                                      1,459,600
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.8%
  Cisco Systems, Inc. (a)                           34,000              664,020
  Motorola, Inc.                                    34,000              685,100
                                                                    -----------
                                                                      1,349,120
                                                                    -----------
COMPUTERS & PERIPHERALS - 3.1%
  Dell, Inc. (a)                                    15,000              366,150
  EMC Corporation (a)                               45,000              493,650
  International Business Machines Corporation        8,000              614,560
                                                                    -----------
                                                                      1,474,360
                                                                    -----------
CONSTRUCTION & ENGINEERING - 0.9%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                             18,000              434,700
                                                                    -----------

CONTAINERS & PACKAGING - 2.2%
  Temple-Inland Inc.                                25,000            1,071,750
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 1.7%
  Citigroup Inc.                                     5,500              265,320
  JPMorgan Chase & Co.                              13,000              546,000
                                                                    -----------
                                                                        811,320
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.8%
  ALLTEL Corporation                                 7,000          $   446,810
  AT&T Inc.                                         30,000              836,700
  Embarq Corporation                                 9,100              373,009
  Verizon Communications Inc.                       18,500              619,565
                                                                    -----------
                                                                      2,276,084
                                                                    -----------
ELECTRIC UTILITIES - 0.9%
  Allegheny Energy, Inc. (a)                        11,600              430,012
                                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
  Agilent Technologies, Inc. (a)                    13,000              410,280
                                                                    -----------

ENERGY EQUIPMENT & SERVICES - 0.9%
  Noble Corporation (b)                              5,700              424,194
                                                                    -----------

FOOD & STAPLES RETAILING - 1.0%
  CVS Corporation                                   16,000              491,200
                                                                    -----------

FOOD PRODUCTS - 1.0%
  McCormick & Company, Incorporated (c)             14,600              489,830
                                                                    -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
  Alcon, Inc. (a) (b)                                4,800              473,040
  DENTSPLY International Inc.                        8,500              515,100
  Fisher Scientific International Inc. (a)          10,000              730,500
                                                                    -----------
                                                                      1,718,640
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 1.1%
  Starbucks Corporation (a)                         14,000              528,640
                                                                    -----------

HOUSEHOLD PRODUCTS - 3.0%
  Kimberly-Clark Corporation                        11,500              709,550
  The Procter & Gamble Company                      13,000              722,800
                                                                    -----------
                                                                      1,432,350
                                                                    -----------
INDUSTRIAL CONGLOMERATES - 1.7%
  General Electric Company                          24,000              791,040
                                                                    -----------

INSURANCE - 3.9%
  American International Group, Inc.                 9,000              531,450
  Genworth Financial Inc. - Class A                 20,000              696,800
  Prudential Financial, Inc.                         8,000              621,600
                                                                    -----------
                                                                      1,849,850
                                                                    -----------
INTERNET SOFTWARE & SERVICES - 0.8%
  Yahoo! Inc. (a)                                   11,500              379,500
                                                                    -----------

INVESTMENT BANK & BROKERAGE - 0.8%
  Morgan Stanley                                     5,700              360,297
                                                                    -----------

IT SERVICES - 1.2%
  Accenture Ltd.- Class A (b)                       20,000              566,400
                                                                    -----------

MEDIA - 4.1%
  CBS Corporation - Class B                          4,450              120,373
  Clear Channel Communications, Inc.                20,000              619,000
  Gannett Co., Inc.                                  9,500              531,335
  Time Warner Inc.                                  32,000              553,600
  Viacom Inc. - Class B (a)                          4,450              159,488
                                                                    -----------
                                                                      1,983,796
                                                                    -----------

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 10.1%
  Anadarko Petroleum Corporation                    14,000          $   667,660
  El Paso Corporation                               32,600              489,000
  EOG Resources, Inc.                                7,000              485,380
  Exxon Mobil Corporation                           10,000              613,500
  Kerr-McGee Corporation                            12,626              875,613
  Noble Energy, Inc.                                10,000              468,600
  The Williams Companies, Inc.                      30,000              700,800
  XTO Energy, Inc.                                  12,000              531,240
                                                                    -----------
                                                                      4,831,793
                                                                    -----------
PAPER & FOREST PRODUCTS - 1.1%
  International Paper Company                       17,000              549,100
                                                                    -----------

PHARMACEUTICALS - 4.7%
  Abbott Laboratories                               18,000              784,980
  Pfizer Inc.                                       26,000              610,220
  Schering-Plough Corporation                       45,000              856,350
                                                                    -----------
                                                                      2,251,550
                                                                    -----------
ROAD & RAIL - 1.2%
  Burlington Northern Santa Fe Corporation           7,300              578,525
                                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.1%
  Intel Corporation                                 22,000              416,900
  Texas Instruments, Incorporated                   20,000              605,800
                                                                    -----------
                                                                      1,022,700
                                                                    -----------
SOFTWARE - 4.9%
  Cognos, Inc. (a) (b)                              13,000              369,850
  Electronic Arts Inc. (a)                           6,100              262,544
  Microsoft Corporation                             15,000              349,500
  Oracle Corporation (a)                            50,000              724,500
  Symantec Corporation (a)                          41,080              638,383
                                                                    -----------
                                                                      2,344,777
                                                                    -----------
SPECIALTY RETAIL - 5.4%
  The Home Depot, Inc.                              20,000              715,800
  PETsMART, Inc.                                    31,000              793,600
  RadioShack Corporation                            33,000              462,000
  Tiffany & Co.                                     18,000              594,360
                                                                    -----------
                                                                      2,565,760
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $38,543,114)                                                 46,312,428
                                                                    -----------


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.0%                       SHARES                VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.0%
  Columbia Money Market Reserves Fund -
    Capital Shares                               1,266,635          $ 1,266,635
  Dreyfus Cash Management Fund - Investor Shares   643,764              643,764
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,910,399)                                                 1,910,399
                                                                    -----------

TOTAL INVESTMENTS - 100.9%
    (Cost $40,453,513)                                               48,222,827


  Liabilities in Excess of Other Assets - (0.9)%                       (414,322)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $47,808,505
                                                                    ===========


  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.
  (c)  Non-voting shares.

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS - 70.8%                               SHARES                VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.9%
  General Dynamics Corporation                       1,400           $   91,644
  Raytheon Company                                   3,132              139,593
  United Technologies Corporation                    2,000              126,840
                                                                     ----------
                                                                        358,077
                                                                     ----------
ASSET MANAGEMENT - 2.7%
  The Bank of New York Company, Inc.                 4,000              128,800
  Mellon Financial Corporation                       3,440              118,439
                                                                     ----------
                                                                        247,239
                                                                     ----------
BEVERAGES - 2.5%
  The Coca-Cola Company                              2,300               98,946
  PepsiCo, Inc.                                      2,200              132,088
                                                                     ----------
                                                                        231,034
                                                                     ----------
 BIOTECHNOLOGY - 1.0%
  Serologicals Corporation (a)                       3,000               94,320
                                                                     ----------

BUILDING PRODUCTS - 0.9%
  American Standard Companies Inc.                   2,000               86,540
                                                                     ----------

CHEMICALS - 2.3%
  Air Products and Chemicals, Inc.                   1,800              115,056
  E.I. du Pont de Nemours & Company                  2,400               99,840
                                                                     ----------
                                                                        214,896
                                                                     ----------
COMMERCIAL BANKS - 5.7%
  Bank of America Corporation                        2,500              120,250
  Cullen/Frost Bankers, Inc.                         2,600              148,980
  The South Financial Group, Inc.                    4,300              113,563
  Wells Fargo & Company                              2,200              147,576
                                                                     ----------
                                                                        530,369
                                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 2.4%
  H&R Block, Inc.                                    4,200              100,212
  Waste Management, Inc.                             3,500              125,580
                                                                     ----------
                                                                        225,792
                                                                     ----------
COMMUNICATIONS EQUIPMENT - 3.0%
  Cisco Systems, Inc. (a)                            3,900               76,167
  Harris Corporation                                 2,600              107,926
  Motorola, Inc.                                     4,500               90,675
                                                                     ----------
                                                                        274,768
                                                                     ----------
COMPUTERS & PERIPHERALS - 2.0%
  Dell, Inc. (a)                                     2,900               70,789
  International Business Machines Corporation        1,500              115,230
                                                                     ----------
                                                                        186,019
                                                                     ----------
CONTAINERS & PACKAGING - 1.5%
  Temple-Inland, Inc.                                3,300              141,471
                                                                     ----------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
  Citigroup Inc.                                     2,566              123,784
                                                                     ----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
  ALLTEL Corporation                                 1,600              102,128
  AT&T Inc.                                          3,800              105,982
  Verizon Communications Inc.                        2,600               87,074
                                                                     ----------
                                                                        295,184
                                                                     ----------

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 3.1%
  Noble Corporation (b)                              1,500           $  111,630
  Schlumberger Ltd. (b)                              2,700              175,797
                                                                     ----------
                                                                        287,427
                                                                     ----------
FOOD & STAPLES RETAILING - 1.3%
  Wal-Mart Stores, Inc.                              2,500              120,425
                                                                     ----------

FOOD PRODUCTS - 1.1%
  Kraft Foods, Inc. - Class A                        3,300              101,970
                                                                     ----------

HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
  Alcon, Inc. (b)                                    1,000               98,550
  DENTSPLY International Inc.                        1,200               72,720
  Fisher Scientific International Inc. (a)           1,600              116,880
  Medtronic, Inc.                                    2,300              107,916
                                                                     ----------
                                                                        396,066
                                                                     ----------
HOUSEHOLD PRODUCTS - 4.0%
  Colgate-Palmolive Co.                              2,500              149,750
  Kimberly-Clark Corporation                         1,700              104,890
  The Procter & Gamble Company                       2,100              116,760
                                                                     ----------
                                                                        371,400
                                                                     ----------
INDUSTRIAL CONGLOMERATES - 1.7%
  General Electric Company                           4,800              158,208
                                                                     ----------

INSURANCE - 2.4%
  Genworth Financial Inc. - Class A                  2,400               83,616
  Prudential Financial, Inc.                         1,781              138,384
                                                                     ----------
                                                                        222,000
                                                                     ----------
IT SERVICES - 3.6%
  Accenture Ltd. - Class A (b)                       4,200              118,944
  Automatic Data Processing, Inc.                    2,200               99,770
  First Data Corp.                                   2,600              117,104
                                                                     ----------
                                                                        335,818
                                                                     ----------
MEDIA - 2.8%
  CBS Corporation - Class B (c)                      1,443               39,033
  Harte-Hanks, Inc.                                  3,000               76,920
  Viacom Inc. - Class B (a)                          1,443               51,717
  The Walt Disney Company                            3,000               90,000
                                                                     ----------
                                                                        257,670
                                                                     ----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.4%
  Anadarko Petroleum Corporation                     2,200              104,918
  Chevron Corporation                                1,495               92,780
  EOG Resources, Inc.                                1,600              110,944
  Exxon Mobil Corporation                            2,500              153,375
  Hugoton Royalty Trust                                164                4,871
  XTO Energy, Inc.                                   2,766              122,451
                                                                     ----------
                                                                        589,339
                                                                     ----------
PHARMACEUTICALS - 3.4%
  Abbott Laboratories                                2,100               91,581
  Schering-Plough Corporation                        6,500              123,695
  Teva Pharmaceutical Industries Ltd. - ADR (b)      3,000               94,770
                                                                     ----------
                                                                        310,046
                                                                     ----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.1%
  Texas Instruments Incorporated                     3,400              102,986
                                                                     ----------

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
SOFTWARE - 0.8%
  Microsoft Corporation                              3,100           $   72,230
                                                                     ----------

SPECIALTY RETAIL - 2.4%
  The Home Depot, Inc.                               3,100              110,949
  PETsMART, Inc.                                     4,300              110,080
                                                                     ----------
                                                                        221,029
                                                                     ----------
TOTAL COMMON STOCKS
  (Cost $5,361,204)                                                   6,556,107
                                                                     ----------


--------------------------------------------------------------------------------
CORPORATE                                        PRINCIPAL
BONDS - 26.6%                                       AMOUNT
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.4%
  General Dynamics Corporation
    4.50%, 08/15/2010                             $100,000               96,060
  Raytheon Company
    6.00%, 12/15/2010                               26,000               26,207
  United Technologies Corporation
    4.875%, 11/01/2006                             100,000               99,764
                                                                     ----------
                                                                        222,031
                                                                     ----------
ASSET MANAGEMENT - 1.1%
  The Bank of New York Company, Inc.
    3.90%, 09/01/2007                              100,000               98,035
                                                                     ----------

BEVERAGES - 0.6%
  Anheuser-Busch Companies, Inc.
    5.75%, 04/01/2010                               57,000               57,298
                                                                     ----------

BUILDING PRODUCTS - 0.8%
  Masco Corporation
    5.75%, 10/15/2008                               75,000               74,683
                                                                     ----------

CHEMICALS - 1.1%
  E.I. du Pont de Nemours & Company
    6.875%, 10/15/2009                             100,000              103,730
                                                                     ----------

COMMERCIAL BANKS - 0.9%
  Bancwest Corp.
    8.30%, 01/15/2011                               75,000               81,700
                                                                     ----------

COMMERCIAL SERVICES & SUPPLIES - 1.1%
  Waste Management, Inc.
    7.375%, 08/01/2010                             100,000              105,575
                                                                     ----------

--------------------------------------------------------------------------------
CORPORATE                                        PRINCIPAL
BONDS                                               AMOUNT                VALUE
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.4%
  Harris Corporation
    6.35%, 02/01/2028                             $110,000           $  111,632
  Motorola, Inc.
    7.625%, 11/15/2010                             100,000              107,187
                                                                     ----------
                                                                        218,819
                                                                     ----------
COMPUTERS & PERIPHERALS - 0.5%
  International Business Machines Corporation
    4.375%, 06/01/2009                              50,000               48,495
                                                                     ----------

CONSUMER FINANCE - 1.1%
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                              100,000              100,242
                                                                     ----------

DIVERSIFIED FINANCIAL SERVICES - 2.2%
  CIT Group Inc.
    6.875%, 11/01/2009                             100,000              103,119
  Citigroup Inc.
    4.25%, 07/29/2009                              100,000               96,285
                                                                     ----------
                                                                        199,404
                                                                     ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
  AT&T Inc.
    5.875%, 02/01/2012                              75,000               74,401
                                                                     ----------

ELECTRICAL EQUIPMENT - 1.1%
  Emerson Electric Co.
    5.85%, 03/15/2009                              100,000              100,692
                                                                     ----------

FOOD & STAPLES RETAILING - 1.7%
  CVS Corporation
    3.875%, 11/01/2007                              85,000               82,774
  Wal-Mart Stores, Inc.
    5.45%, 08/01/2006                               75,000               74,992
                                                                     ----------
                                                                        157,766
                                                                     ----------
INVESTMENT BANK & BROKERAGE - 2.2%
  Lehman Brothers Holdings, Inc.
    8.25%, 06/15/2007                              100,000              102,388
  Morgan Stanley Group, Inc.
    6.875%, 03/01/2007                             100,000              100,786
                                                                     ----------
                                                                        203,174
                                                                     ----------
MULTILINE RETAIL - 0.7%
  J.C. Penney Co., Inc.
    6.50%, 12/15/2007                               60,000               60,560
                                                                     ----------

MULTI-UTILITIES & UNREGULATED POWER - 0.5%
  Duke Energy Corp.
    6.25%, 01/15/2012                               50,000               50,920
                                                                     ----------

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
CORPORATE                                        PRINCIPAL
BONDS                                               AMOUNT                VALUE
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.2%
  Anadarko Petroleum Corporation
    3.25%, 05/01/2008                             $100,000           $   95,287
  Burlington Resources Finance Co. (b)
    6.68%, 02/15/2011                              100,000              103,690
  EOG Resources, Inc.
    6.50%, 12/01/2007                              100,000              100,858
                                                                     ----------
                                                                        299,835
                                                                     ----------
PAPER & FOREST PRODUCTS - 1.1%
  Weyerhaeuser Co.
    5.95%, 11/01/2008                              100,000              100,133
                                                                     ----------

RESTAURANTS - 0.8%
  McDonald's Corporation
    6.00%, 04/15/2011                               75,000               75,830
                                                                     ----------

SOFTWARE - 0.3%
  Oracle Corporation
    6.91%, 02/15/2007                               25,000               25,169
                                                                     ----------

TOTAL CORPORATE BONDS
    (Cost $2,501,848)                                                 2,458,492
                                                                     ----------


--------------------------------------------------------------------------------
U.S. GOVERNMENT &                                PRINCIPAL
AGENCY ISSUES - 1.6%                         AMOUNT/SHARES                VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES - 1.6%
  3.00%, 12/31/2006                               $ 50,000           $   49,455
  4.25%, 10/31/2007                                 50,000               49,393
  5.00%, 08/15/2011                                 50,000               49,865
                                                                     ----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $152,729)                                                     148,713
                                                                     ----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.6%
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.6%
  Columbia Money Market Reserves Fund -
    Capital Shares                                  56,844               56,844
                                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $56,844)                                                       56,844
                                                                     ----------

TOTAL INVESTMENTS - 99.6%
    (Cost $8,072,625)                                                 9,220,156
                                                                     ----------

  Other Assets in Excess of Liabilities - 0.4%                           38,984
                                                                     ----------

  TOTAL NET ASSETS - 100.0%                                          $9,259,140
                                                                     ==========


  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.
  (c)  Non-voting shares.


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
CORPORATE                                        PRINCIPAL
BONDS - 79.9%                                       AMOUNT                VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 5.5%
  General Dynamics Corporation
    5.375%, 08/15/2015                          $1,375,000         $  1,337,322
  Lockheed Martin Corporation:
    8.20%, 12/01/2009                              820,000              882,586
    7.65%, 05/01/2016                            1,250,000            1,405,484
  Raytheon Company
    6.00%, 12/15/2010                              306,000              308,431
  United Technologies Corporation:
    4.875%, 11/01/2006                           1,040,000            1,037,548
    7.125%, 11/15/2010                             250,000              263,996
    6.10%, 05/15/2012                              700,000              710,504
                                                                   ------------
                                                                      5,945,871
                                                                   ------------
ASSET MANAGEMENT - 2.5%
  The Bank of New York Company Inc.
    5.20%, 07/01/2007                            1,000,000              994,845
  Mellon Funding Corporation:
    6.70%, 03/01/2008                              325,000              329,717
    6.40%, 05/14/2011                            1,292,000            1,324,907
                                                                   ------------
                                                                      2,649,469
                                                                   ------------
BEVERAGES - 1.7%
  Anheuser-Busch Cos., Inc.
    Callable 09/05/2006
    5.75%, 01/15/2011                              588,000              581,523
  PepsiCo, Inc.:
    3.20%, 05/15/2007                              500,000              489,953
    5.75%, 01/15/2008                              730,000              731,665
                                                                   ------------
                                                                      1,803,141
                                                                   ------------
CHEMICALS - 3.3%
  E.I. du Pont de Nemours & Company
    4.125%, 04/30/2010                             750,000              711,706
  The Lubrizol Corporation
    5.50%, 10/01/2014                            1,400,000            1,323,150
  Praxair, Inc.:
    6.90%, 11/01/2006                              552,000              554,346
    6.375%, 04/01/2012                             925,000              950,513
                                                                   ------------
                                                                      3,539,715
                                                                   ------------
COMMERCIAL BANKS - 1.4%
  Bank of America Corporation
    6.375%, 02/15/2008                             350,000              354,061
  National City Bank
    6.20%, 12/15/2011                              335,000              342,230
  SunTrust Banks, Inc.
    6.25%, 06/01/2008                              811,000              818,750
                                                                   ------------
                                                                      1,515,041
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 3.4%
  Allied Waste Industries, Inc.
    5.75%, 02/15/2011                            1,000,000              937,500
  Block Financial Corp.
    8.50%, 04/15/2007                              490,000              498,974
  International Lease Finance Corporation
    6.375%, 03/15/2009                             700,000              710,823
  Pitney Bowes Inc.
    3.875%, 06/15/2013                             400,000              355,777
  Waste Management, Inc.
    7.375%, 08/01/2010                           1,049,000            1,107,484
                                                                   ------------
                                                                      3,610,558
                                                                   ------------
COMMUNICATIONS EQUIPMENT - 3.7%
  Cisco Systems, Inc.:
    5.25%, 02/22/2011                            1,400,000            1,375,424
    5.50%, 02/22/2016                            1,000,000              961,989
  Motorola, Inc.
    7.625%, 11/15/2010                           1,500,000            1,607,807
                                                                   ------------
                                                                      3,945,220
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE                                        PRINCIPAL
BONDS                                               AMOUNT                VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.7%
  Dell, Inc.
    6.55%, 04/15/2008                           $1,000,000          $ 1,013,613
  Hewlett-Packard Company:
    5.50%, 07/01/2007                            1,500,000            1,497,386
    6.50%, 07/01/2012                              700,000              726,800
  International Business Machines Corporation
    4.875%, 10/01/2006                             750,000              748,859
                                                                   ------------
                                                                      3,986,658
                                                                   ------------
CONSUMER FINANCE - 2.0%
  Capital One Bank
    5.125%, 02/15/2014                           1,200,000            1,130,074
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                            1,000,000            1,002,424
                                                                   ------------
                                                                      2,132,498
                                                                   ------------
CONTAINERS & PACKAGING - 1.3%
  Packaging Corp of America
    5.75%, 08/01/2013                            1,500,000            1,428,253
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 3.0%
  Citicorp
    7.00%, 07/01/2007                            1,157,000            1,169,405
  First Chicago Corporation
    6.375%, 01/30/2009                           1,000,000            1,017,799
  Textron Financial Corporation
    6.00%, 11/20/2009                            1,000,000            1,010,696
                                                                   ------------
                                                                      3,197,900
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.4%
  ALLTEL Corporation
    7.00%, 07/01/2012                            1,000,000            1,056,645
  AT&T Inc.
    6.25%, 03/15/2011                              200,000              202,281
  BellSouth Corporation
    6.00%, 10/15/2011                            1,000,000            1,000,114
  SBC Communications, Inc.
    5.30%, 11/15/2010                              125,000              122,074
  Verizon Global Funding Corp.
    6.875%, 06/15/2012                           1,250,000            1,297,994
                                                                   ------------
                                                                      3,679,108
                                                                   ------------
ELECTRIC UTILITIES - 1.9%
  Progress Energy, Inc.
    5.85%, 10/30/2008                            1,000,000            1,000,587
  Southern Company Capital Funding, Inc.
    5.30%, 02/01/2007                            1,000,000              995,497
                                                                   ------------
                                                                      1,996,084
                                                                   ------------
ELECTRICAL EQUIPMENT - 1.7%
  Emerson Electric Co.:
    5.00%, 10/15/2008                              850,000              837,622
    5.85%, 03/15/2009                            1,025,000            1,032,089
                                                                   ------------
                                                                      1,869,711
                                                                   ------------
ENERGY EQUIPMENT & SERVICES - 1.2%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                            1,307,000            1,317,649
                                                                   ------------

FOOD & STAPLES RETAILING - 1.4%
  CVS Corporation
    3.875%, 11/01/2007                             535,000              520,988
  Wal-Mart Stores, Inc.
    5.45%, 08/01/2006                            1,000,000              999,891
                                                                   ------------
                                                                      1,520,879
                                                                   ------------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
CORPORATE                                        PRINCIPAL
BONDS                                               AMOUNT                VALUE
--------------------------------------------------------------------------------
FOOD PRODUCTS - 0.9%
  The Hershey Company
    4.85%, 08/15/2015                           $1,000,000         $    937,153
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES - 0.1%
  HCA, Inc.
    5.25%, 11/06/2008                              160,000              156,583
                                                                   ------------

HOUSEHOLD PRODUCTS - 1.4%
  Kimberly-Clark Corporation:
    7.10%, 08/01/2007                              500,000              506,539
    5.625%, 02/15/2012                           1,000,000            1,001,661
                                                                   ------------
                                                                      1,508,200
                                                                   ------------
INDUSTRIAL CONGLOMERATES - 0.4%
  Tyco International Group SA (a):
    6.125%, 11/01/2008                             254,000              255,663
    6.00%, 11/15/2013                              140,000              138,901
                                                                   ------------
                                                                        394,564
                                                                   ------------
INVESTMENT BANK & BROKERAGE - 3.3%
  The Bear Stearns Companies Inc.
    6.75%, 12/15/2007                              600,000              609,301
  The Goldman Sachs Group, Inc.
    5.125%, 01/15/2015                           1,000,000              936,457
  Lehman Brothers Holdings, Inc.
    8.25%, 06/15/2007                            1,000,000            1,023,878
  Morgan Stanley Group, Inc.
    6.875%, 03/01/2007                           1,000,000            1,007,864
                                                                   ------------
                                                                      3,577,500
                                                                   ------------
IT SERVICES - 0.6%
  First Data Corporation:
    4.70%, 11/01/2006                              235,000              234,288
    6.375%, 12/15/2007                             400,000              403,160
                                                                   ------------
                                                                        637,448
                                                                   ------------
MACHINERY - 0.9%
  Dover Corporation
    6.50%, 02/15/2011                              925,000              952,102
                                                                   ------------

MEDIA - 1.4%
  Clear Channel Communications, Inc.:
    4.625%, 01/15/2008                             725,000              710,274
    7.65%, 09/15/2010                              775,000              809,008
                                                                   ------------
                                                                      1,519,282
                                                                   ------------
METALS & MINING - 2.9%
  Alcoa Inc.:
    4.25%, 08/15/2007                              750,000              736,245
    6.00%, 01/15/2012                            1,310,000            1,320,392
  Freeport-McMoRan Copper & Gold, Inc.
    Callable 02/01/2007
    10.125%, 02/01/2010                            975,000            1,039,594
                                                                   ------------
                                                                      3,096,231
                                                                   ------------
MULTILINE RETAIL - 4.9%
  Dollar General Corporation
    8.625%, 06/15/2010                           1,745,000            1,845,337
  J.C. Penney Co. Inc.:
    6.50%, 12/15/2007                            1,115,000            1,125,403
    8.00%, 03/01/2010                              950,000            1,012,932
  Target Corporation:
    5.50%, 04/01/2007                              950,000              949,128
    6.35%, 01/15/2011                              300,000              308,404
                                                                   ------------
                                                                      5,241,204
                                                                   ------------


--------------------------------------------------------------------------------
CORPORATE                                        PRINCIPAL
BONDS                                               AMOUNT                VALUE
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%
  Duke Energy Corp.
    6.25%, 01/15/2012                           $1,000,000         $  1,018,397
                                                                   ------------

OIL & GAS DRILLING - 1.4%
  Transocean Inc. (a)
    6.625%, 04/15/2011                           1,500,000            1,536,220
                                                                   ------------

OIL & GAS EXPLORATION &
PRODUCTION COMPANIES - 10.8%
  Amerada Hess Corporation
    6.65%, 08/15/2011                            1,550,000            1,594,753
  Apache Corporation
    6.25%, 04/15/2012                            1,593,000            1,633,301
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                            1,370,000            1,420,552
  Devon Financing Corp. ULC
    6.875%, 09/30/2011                           1,000,000            1,040,839
  EOG Resources, Inc.
    6.50%, 12/01/2007                            1,000,000            1,008,577
  Kerr-McGee Corporation
    6.875%, 09/15/2011                           1,000,000            1,038,477
  Union Pacific Resources Group Inc.
    7.00%, 10/15/2006                            1,250,000            1,253,043
  Vintage Petroleum, Inc.
    Callable 05/01/2007
    8.25%, 05/01/2012                            1,400,000            1,481,462
  XTO Energy, Inc.
    6.25%, 04/15/2013                            1,150,000            1,152,323
                                                                   ------------
                                                                     11,623,327
                                                                   ------------
REAL ESTATE - 0.7%
  Camden Property Trust
    7.00%, 11/15/2006                              800,000              803,931
                                                                   ------------

RESTAURANTS - 0.9%
  McDonald's Corporation
    6.00%, 04/15/2011                            1,000,000            1,011,071
                                                                   ------------

ROAD & RAIL - 2.7%
  Burlington Northern Santa Fe Corporation
    6.75%, 07/15/2011                            1,850,000            1,930,972
  Union Pacific Corporation
    6.125%, 01/15/2012                           1,000,000            1,012,058
                                                                   ------------
                                                                      2,943,030
                                                                   ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.9%
  Applied Materials, Inc.
    6.75%, 10/15/2007                            1,000,000            1,010,879
                                                                   ------------

SOFTWARE - 1.4%
  Oracle Corporation
    6.91%, 02/15/2007                            1,550,000            1,560,466
                                                                   ------------

SPECIALTY RETAIL - 2.3%
  The Home Depot, Inc.
    4.625%, 08/15/2010                           1,175,000            1,132,781
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                            1,225,000            1,337,306
                                                                   ------------
                                                                      2,470,087
                                                                   ------------
TOTAL CORPORATE BONDS
    (Cost $88,437,623)                                               86,135,430
                                                                   ------------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
PREFERRED                                        PRINCIPAL
STOCKS - 2.3%                                AMOUNT/SHARES                VALUE
--------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 2.3%
  The Goldman Sachs Group, Inc.
    Callable 04/25/2010                             40,000         $  1,032,000
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                             21,000              488,250
  Merrill Lynch & Co., Inc.
    Callable 11/28/2009                             40,000            1,003,600
                                                                   ------------

TOTAL PREFERRED STOCKS
  (Cost $2,523,320)                                                   2,523,850
                                                                   ------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 9.8%
--------------------------------------------------------------------------------
FANNIE MAE - 1.8%
  5.375%, 11/09/2007
    Callable 11/09/2006                         $1,000,000              997,524
  5.01%, 11/10/2010
    Callable 11/10/2006                          1,000,000              976,941
                                                                   ------------
                                                                      1,974,465
                                                                   ------------
FEDERAL HOME LOAN BANK - 1.8%
  4.90%, 11/21/2007
    Callable 11/21/2006                          1,000,000              992,073
    5.25%, 06/18/2014                            1,000,000              985,593
                                                                   ------------
                                                                      1,977,666
                                                                   ------------
FREDDIE MAC - 1.4%
  4.20%, 12/28/2007                              1,000,000              982,025
  6.375%, 08/01/2011
    Callable 08/07/2006                            500,000              498,854
                                                                   ------------
                                                                      1,480,879
                                                                   ------------
U.S. TREASURY INFLATION INDEXED BONDS - 2.0%
  2.375%, 04/15/2011                             1,014,900            1,011,214
  3.375%, 01/15/2012                             1,134,480            1,188,723
                                                                   ------------
                                                                      2,199,937
                                                                   ------------
U.S. TREASURY NOTES - 2.8%
  4.75%, 11/15/2008                              1,000,000              991,368
  5.00%, 08/15/2011                              1,000,000              997,305
  4.875%, 02/15/2012                             1,000,000              989,376
                                                                   ------------
                                                                      2,978,049
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (Cost $10,984,765)                                                 10,610,996
                                                                   ------------


--------------------------------------------------------------------------------
SHORT-TERM                                      PRINCIPAL
INVESTMENTS - 7.9%                           AMOUNT/SHARES                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 5.7%
  American General Finance Corporation
    5.875%, 07/14/2006                          $1,000,000         $  1,000,113
  Devon Energy Corporation
    2.75%, 08/01/2006                              900,000              898,033
  Progress Energy, Inc.
    6.05%, 04/15/2007                            1,000,000            1,002,227
  Sprint Capital Corp.
    4.78%, 08/17/2006                            1,500,000            1,498,413
  Union Pacific Corporation
    6.70%, 12/01/2006                              200,000              200,761
  Washington Mutual, Inc.
    7.50%, 08/15/2006                            1,600,000            1,603,397
                                                                   ------------
                                                                      6,202,944
                                                                   ------------
MONEY MARKET FUNDS - 2.2%
  Columbia Money Market Reserves Fund -
    Capital Shares                               2,336,778            2,336,778
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $8,543,377)                                                 8,539,722
                                                                   ------------

TOTAL INVESTMENTS - 99.9%
    (Cost $110,489,085)                                             107,809,998
                                                                   ------------

  Other Assets in Excess of Liabilities - 0.1%                           56,253
                                                                   ------------

  TOTAL NET ASSETS - 100.0%                                        $107,866,251
                                                                   ============


  (a) Dollar-denominated foreign security.

                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES          VALUE (US$)
--------------------------------------------------------------------------------
AUSTRALIA - 2.4%
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.4%
  Amcor Limited                                     85,866          $   426,232
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 0.6%
  Suncorp-Metway Limited                            40,787              586,478
                                                                    -----------

DIVERSIFIED OPERATIONS - 0.4%
  BHP Billiton Limited                              20,129              433,779
                                                                    -----------

INSURANCE - 0.7%
  QBE Insurance Group Limited                       42,536              647,976
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION
  COMPANIES - 0.3%
  Santos Limited                                    33,994              305,658
                                                                    -----------
TOTAL AUSTRALIA                                                       2,400,123
                                                                    -----------

--------------------------------------------------------------------------------
BELGIUM - 0.8%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.8%
  KBC GROEP NV                                       7,255              778,551
                                                                    -----------
TOTAL BELGIUM                                                           778,551
                                                                    -----------

--------------------------------------------------------------------------------
CHINA - 0.2%
--------------------------------------------------------------------------------
INSURANCE - 0.2%
  PICC Property and Casualty Company
    Limited - H Shares                             622,000              228,256
                                                                    -----------
TOTAL CHINA                                                             228,256
                                                                    -----------

--------------------------------------------------------------------------------
FRANCE - 11.1%
--------------------------------------------------------------------------------
BUILDING PRODUCTS - 1.0%
  Compagnie de Saint-Gobain                         13,390              957,371
                                                                    -----------

COMMERCIAL BANKS - 1.5%
  Credit Agricole SA                                37,467            1,425,685
                                                                    -----------

CONSTRUCTION MATERIALS - 1.3%
  Lafarge SA                                        10,195            1,279,868
                                                                    -----------

ELECTRIC UTILITIES - 1.8%
  Electricite de France (a)                         33,843            1,783,420
                                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
  Alstom (a)                                        12,588            1,150,394
  Schneider Electric SA                              8,408              876,472
                                                                    -----------
                                                                      2,026,866
                                                                    -----------
FOOD & STAPLES RETAILING - 1.0%
  Carrefour SA                                      17,574            1,030,393
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.4%
  Total SA                                          36,290            2,388,141
                                                                    -----------
TOTAL FRANCE                                                         10,891,744
                                                                    -----------

--------------------------------------------------------------------------------
GERMANY - 5.6%
--------------------------------------------------------------------------------
AUTOMOTIVE - 0.9%
  Continental AG                                     8,900              910,912
                                                                    -----------

COMMERCIAL BANKS - 1.0%
  Commerzbank AG                                    26,439              960,059
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES           VALUE (US$)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.7%
  E.ON AG                                           14,787          $ 1,702,199
                                                                    -----------

INSURANCE - 2.0%
  Allianz AG                                        12,428            1,962,366
                                                                    -----------
TOTAL GERMANY                                                         5,535,536
                                                                    -----------

--------------------------------------------------------------------------------
HONG KONG - 0.8%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.3%
  Dah Sing Financial Group                          48,400              354,604
                                                                    -----------

REAL ESTATE - 0.5%
  Cheung Kong (Holdings) Limited                    44,000              476,752
                                                                    -----------
TOTAL HONG KONG                                                         831,356
                                                                    -----------

--------------------------------------------------------------------------------
ITALY - 1.5%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 1.5%
  Capitalia S.p.A                                  183,463            1,505,334
                                                                    -----------
TOTAL ITALY                                                           1,505,334
                                                                    -----------

--------------------------------------------------------------------------------
JAPAN - 27.1%
--------------------------------------------------------------------------------
CAPITAL MARKETS - 0.6%
  Daiwa Securities Group Inc.                       51,000              607,864
                                                                    -----------

CHEMICALS - 0.2%
  SUMITOMO CHEMICAL COMPANY, LIMITED                19,000              158,389
                                                                    -----------

COMMERCIAL BANKS - 6.3%
  Mitsubishi UFJ Financial Group, Inc.                 115            1,607,830
  Mizuho Financial Group, Inc.                         261            2,209,970
  THE SHIZUOKA BANK, LTD.                           62,000              669,626
  Sumitomo Mitsui Financial Group, Inc.                156            1,649,423
                                                                    -----------
                                                                      6,136,849
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 0.6%
  SECOM CO., LTD.                                   11,500              543,647
                                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
  FANUC LTD.                                         2,800              251,520
  MURATA MANUFACTURING COMPANY, LTD.                13,800              895,963
  NIDEC CORPORATION                                 13,100              938,658
                                                                    -----------
                                                                      2,086,141
                                                                    -----------
HOUSEHOLD DURABLES - 0.2%
  Sekisui House, Ltd.                               14,000              192,188
                                                                    -----------

INSURANCE - 1.2%
  T&D Holdings, Inc.                                13,950            1,127,556
                                                                    -----------

INVESTMENT BANK & BROKERAGE - 0.7%
  Nomura Holdings, Inc.                             38,700              725,371
                                                                    -----------

MACHINERY - 3.2%
  Hitachi Construction Machinery Co., Ltd.          44,100            1,061,652
  KOMATSU LTD.                                      33,000              656,021
  Mitsubishi Heavy Industries, Ltd.                 79,000              341,017
  NSK Ltd.                                          45,000              373,165
  THK CO., LTD.                                     25,300              753,871
                                                                    -----------
                                                                      3,185,726
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.3%
  INPEX Holdings Inc. (a)                               36              317,721
                                                                    -----------

                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES          VALUE (US$)
--------------------------------------------------------------------------------
PHARMACEUTICALS - 2.5%
  Astellas Pharma Inc.                              15,500          $   568,857
  Takeda Pharmaceutical Company Limited             30,000            1,866,480
                                                                    -----------
                                                                      2,435,337
                                                                    -----------
REAL ESTATE - 0.3%
  Mitsui Fudosan Co., Ltd.                          14,000              304,002
                                                                    -----------

ROAD & RAIL - 0.8%
  East Japan Railway Company                           111              824,450
                                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.3%
  ADVANTEST CORPORATION                              3,600              366,795
  ROHM COMPANY LIMITED                               5,900              527,412
  SUMCO CORPORATION                                 13,200              752,045
  Tokyo Electron Limited                             8,300              580,216
                                                                    -----------
                                                                      2,226,468
                                                                    -----------
SPECIALTY RETAIL - 1.2%
  YAMADA DENKI CO., LTD.                            11,600            1,182,908
                                                                    -----------

TOBACCO - 0.5%
  JAPAN TOBACCO INC.                                   144              524,712
                                                                    -----------

TRADING COMPANIES & DISTRIBUTORS - 2.3%
  Marubeni Corporation                             137,000              730,252
  MITSUI & CO., LTD.                               109,000            1,539,182
                                                                    -----------
                                                                      2,269,434
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.8%
  NTT DoCoMo, Inc.                                   1,182            1,735,198
                                                                    -----------
TOTAL JAPAN                                                          26,583,961
                                                                    -----------

--------------------------------------------------------------------------------
LUXEMBOURG - 1.2%
--------------------------------------------------------------------------------
METALS & MINING - 1.2%
  Arcelor                                           23,361            1,127,667
                                                                    -----------
TOTAL LUXEMBOURG                                                      1,127,667
                                                                    -----------

--------------------------------------------------------------------------------
MALAYSIA - 0.3%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.3%
  Bumiputra-Commerce Holdings Bhd                  154,000              249,367
                                                                    -----------
TOTAL MALAYSIA                                                          249,367
                                                                    -----------

--------------------------------------------------------------------------------
NETHERLANDS - 2.7%
--------------------------------------------------------------------------------
CHEMICALS - 0.8%
  Akzo Nobel N.V.                                   14,081              759,315
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 1.9%
  Royal Dutch Shell PLC - A Shares                  54,842            1,844,831
                                                                    -----------
TOTAL NETHERLANDS                                                     2,604,146
                                                                    -----------
--------------------------------------------------------------------------------
NORWAY - 3.2%
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.2%
  Norsk Hydro ASA                                   51,750            1,371,709
  Statoil ASA                                       62,700            1,777,787
                                                                    -----------
TOTAL NORWAY                                                          3,149,496
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES           VALUE (US$)
--------------------------------------------------------------------------------
SINGAPORE - 1.0%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.6%
  United Overseas Bank Limited                      56,000           $  551,916
                                                                    -----------

REAL ESTATE - 0.4%
  City Developments Limited                         75,000              443,030
                                                                    -----------
TOTAL SINGAPORE                                                         994,946
                                                                    -----------

--------------------------------------------------------------------------------
SOUTH KOREA - 1.0%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.3%
  Hana Financial Group Inc. (a)                      5,916              278,106
                                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
  LG.Phillips LCD Co., Ltd (a)                      12,650              470,667
                                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.2%
  Hynix Semiconductor Inc. (a)                       7,170              232,387
  Hynix Semiconductor Inc. - GDR (a)                 1,045               32,730
                                                                    -----------
                                                                        265,117
                                                                    -----------
TOTAL SOUTH KOREA                                                     1,013,890
                                                                    -----------

--------------------------------------------------------------------------------
SWEDEN - 1.6%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
  Telefonaktiebolaget LM Ericsson - B Shares       476,213            1,574,859
                                                                    -----------
TOTAL SWEDEN                                                          1,574,859
                                                                    -----------

--------------------------------------------------------------------------------
SWITZERLAND - 7.7%
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.4%
  ABB Ltd.                                         106,768            1,388,582
                                                                    -----------

INSURANCE - 1.5%
  Swiss Re                                          20,865            1,458,357
                                                                    -----------

PHARMACEUTICALS - 3.5%
  Roche Holding AG                                  20,624            3,409,358
                                                                    -----------

SPECIALTY RETAIL - 1.3%
  Compagnie Financiere Richemont AG - A shares      27,959            1,280,687
                                                                    -----------
TOTAL SWITZERLAND                                                     7,536,984
                                                                    -----------
--------------------------------------------------------------------------------
TAIWAN - 0.2%
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.2%
  Cathay Financial Holding Co., Ltd. - GDR          10,799              232,179
                                                                    -----------
TOTAL TAIWAN                                                            232,179
                                                                    -----------
--------------------------------------------------------------------------------
UNITED KINGDOM - 22.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.9%
  BAE Systems plc                                  273,772            1,871,909
                                                                    -----------

AIRLINES - 0.0%
  easyJet plc (a)                                    4,987               35,620
                                                                    -----------

COMMERCIAL BANKS - 3.6%
  Lloyds TSB Group plc                             172,031            1,690,820
  Standard Chartered plc                            73,391            1,791,448
                                                                    -----------
                                                                      3,482,268
                                                                    -----------

                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES           VALUE (US$)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.5%
  Hays plc                                         211,172          $   527,178
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 0.9%
  Man Group plc                                     19,621              924,502
                                                                    -----------

DIVERSIFIED OPERATIONS - 1.4%
  Rolls-Royce Group plc (a)                        181,340            1,388,294
                                                                    -----------

FOOD & STAPLES RETAILING - 0.9%
  Tesco plc                                        139,155              859,474
                                                                    -----------

HOUSEHOLD PRODUCTS - 1.1%
  Reckitt Benckiser plc                             29,852            1,115,096
                                                                    -----------

INSURANCE - 1.3%
  Prudential plc                                   116,466            1,315,915
                                                                    -----------

MEDIA - 1.0%
  ITV plc                                          475,896              950,437
                                                                    -----------

METALS & MINING - 4.9%
  Anglo American plc                                35,650            1,462,206
  Corus Group Plc                                   90,050              760,172
  Xstrata plc                                       68,667            2,603,091
                                                                    -----------
                                                                      4,825,469
                                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.1%
  International Power plc                          194,874            1,025,235
                                                                    -----------

PHARMACEUTICALS - 2.8%
  AstraZeneca plc                                   44,813            2,704,840
                                                                    -----------

TOBACCO - 1.2%
  Imperial Tobacco Group plc                        37,529            1,158,272
                                                                    -----------
TOTAL UNITED KINGDOM                                                 22,184,509
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES           VALUE (US$)
--------------------------------------------------------------------------------
UNITED STATES - 1.0%
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.0%
  Autoliv, Inc. - SDR                               16,900           $  951,054
                                                                    -----------
TOTAL UNITED STATES                                                     951,054
                                                                    -----------

TOTAL COMMON STOCKS
    (Cost $84,212,684)                                               90,373,958
                                                                    -----------

--------------------------------------------------------------------------------
PREFERRED STOCKS - 1.1%
--------------------------------------------------------------------------------
GERMANY - 1.1%
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.1%
  Porsche AG                                         1,168            1,131,922
                                                                    -----------
TOTAL GERMANY                                                         1,131,922
                                                                    -----------

TOTAL PREFERRED STOCKS
    (Cost $893,007)                                                   1,131,922
                                                                    -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.4%
--------------------------------------------------------------------------------
MONEY MARKET FUND - 1.4%
  Dreyfus Cash Management Fund - Investor Shares 1,365,632            1,365,632
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,365,632)                                                 1,365,632
                                                                    -----------

TOTAL INVESTMENTS - 94.5%
    (Cost $86,471,323)                                               92,871,512
                                                                    -----------

  Other Assets in Excess of Liabilities - 5.5%                        5,368,612
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $98,240,124
                                                                    ===========

  GDR  Global Depository Receipt.
  SDR  Swedish Depository Receipt.
  (a)  Non-income producing security.


At June 30, 2006, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The contracts had net unrealized depreciation of $152,649 as of June 30, 2006. The terms of the open contracts are as follows:

    SETTLEMENT           CURRENCY TO     U.S. $ VALUE AT                CURRENCY TO    U.S. $ VALUE AT
    DATE                BE DELIVERED      JUNE 30, 2006                 BE RECEIVED      JUNE 30, 2006
------------------------------------------------------------------------------------------------------
    7/27/06            4,010,000    KB      $ 7,419,150               7,288,215   USD      $ 7,288,215
    7/27/06            1,020,000    KB        1,887,165               1,852,819   USD        1,852,819
    8/10/06          311,906,300   JPY        2,742,928               3,700,000   AUD        2,747,133
    8/10/06            7,447,316   HKD          960,211                 760,000  EURO          974,822
    8/10/06          108,034,320   JPY          950,062                 510,000    KB          943,878
                                          -------------                                  -------------
                                            $13,959,516                                    $13,806,867
                                          =============                                  =============

    AUD     Australian Dollar
    EURO    Euro
    JPY     Japanese Yen
    HKD     Hong Kong Dollar
    KB      British Pound
    USD     U.S. Dollar

                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2006 (UNAUDITED)
                                                               LKCM                          LKCM          LKCM           LKCM
                                                            SMALL CAP         LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                           EQUITY FUND     EQUITY FUND        FUND         FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................... $539,768,311    $48,222,827     $9,220,156  $107,809,998   $92,871,512
Cash......................................................           --            405             --            --            --
Foreign currency **.......................................           --             --             --            --     2,090,492
Dividends and interest receivable.........................      382,897         48,932         47,125     1,700,854       161,845
Unrealized gain on open forward foreign currency contracts           --             --             --            --         5,114
Receivable for investments sold...........................      798,600             --             --            --     5,652,473
Receivable for fund shares sold...........................    1,685,855             --             --            --            --
Other assets..............................................       55,635         20,169          4,393        15,369        13,312
                                                           ------------    -----------     ----------  ------------   -----------
  Total assets............................................  542,691,298     48,292,333      9,271,674   109,526,221   100,794,748
                                                           ------------    -----------     ----------  ------------   -----------

LIABILITIES:
Payable for investments purchased.........................    3,833,923        379,417             --     1,508,015     2,141,483
Unrealized loss on open forward foreign currency contracts           --             --             --            --       157,763
Payable for investment advisory fees......................      961,148         52,428            586       107,194       204,369
Payable for fund shares redeemed..........................       37,661         27,039             --            --            97
Distribution expense payable..............................        7,235             --             --            --            --
Accrued expenses and other liabilities....................      167,012         24,944         11,948        44,761        50,912
                                                           ------------    -----------     ----------  ------------   -----------
  Total liabilities.......................................    5,006,979        483,828         12,534     1,659,970     2,554,624
                                                           ------------    -----------     ----------  ------------   -----------
NET ASSETS................................................ $537,684,319    $47,808,505     $9,259,140  $107,866,251   $98,240,124
                                                           ============    ===========     ==========  ============   ===========

NET ASSETS CONSIST OF:
Paid in capital........................................... $391,656,134    $38,881,050     $8,073,275  $110,971,801   $88,277,637
Undistributed net investment income.......................           --        241,710          1,723       175,920     1,130,073
Accumulated net realized gain (loss) on
  securities and foreign currency transactions............   34,643,779        916,431         36,611      (602,383)    2,527,828
Net unrealized appreciation (depreciation) on:
  Investments.............................................  111,384,406      7,769,314      1,147,531    (2,679,087)    6,400,189
  Other assets and liabilities denominated
    in foreign currency...................................           --             --             --            --       (95,603)
                                                           ------------    -----------     ----------  ------------   -----------
NET ASSETS................................................ $537,684,319    $47,808,505     $9,259,140  $107,866,251   $98,240,124
                                                           ============    ===========     ==========  ============   ===========

INSTITUTIONAL CLASS***
Net assets................................................ $525,412,177    $47,808,505     $9,259,140  $107,866,251   $98,240,124
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........   23,018,367      3,534,748        737,989    10,750,912     7,978,466
Net asset value per share
  (offering and redemption price)......................... $      22.83    $     13.53     $    12.55  $      10.03   $     12.31
                                                           ============    ===========     ==========  ============   ===========

ADVISER CLASS
Net assets................................................ $ 12,272,142
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........      542,635
Net asset value per share
  (offering and redemption price)......................... $      22.62
                                                           ============

* Cost of Investments..................................... $428,383,905    $40,453,513     $8,072,625  $110,489,085   $86,471,323
                                                           ============    ===========     ==========  ============   ===========

**Cost of Foreign Currency................................ $         --    $        --     $       --  $         --   $ 2,065,159
                                                           ============    ===========     ==========  ============   ===========

*** Currently, only the Small Cap Equity and Equity Funds offer a second class.


                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *...............................................  $ 1,019,126      $ 370,983       $ 60,428   $    61,526    $1,306,233
Interest..................................................      641,642         52,927         66,296     2,624,473        22,605
                                                            -----------      ---------       --------   -----------    ----------
  Total income............................................    1,660,768        423,910        126,724     2,685,999     1,328,838
                                                            -----------      ---------       --------   -----------    ----------

EXPENSES:
Investment advisory fees..................................    1,777,323        166,819         30,357       277,337       459,803
Distribution expense - Adviser Class......................       13,476             --             --            --            --
Administrative fees.......................................      203,256         22,563         10,005        45,239        37,682
Accounting and transfer agent fees and expenses...........       86,300         29,607         19,155        37,222        36,435
Professional fees.........................................       84,508          9,532          2,058        22,498        18,034
Federal and state registration............................       31,561         14,986          3,046         8,583         9,117
Custody fees and expenses.................................       31,802          2,846          1,755         6,616        54,049
Reports to shareholders...................................       14,591          1,417            312         3,791         1,512
Trustees' fees............................................       21,206          2,498            543         5,801         2,976
Other.....................................................       24,359          2,718            548         6,275         4,512
                                                            -----------      ---------       --------   -----------    ----------
  Total expenses..........................................    2,288,382        252,986         67,779       413,362       624,120
  Less, expense waiver and/or reimbursement...............           --        (62,336)       (30,249)      (52,824)      (72,356)
                                                            -----------      ---------       --------   -----------    ----------
  Net expenses............................................    2,288,382        190,650         37,530       360,538       551,764
                                                            -----------      ---------       --------   -----------    ----------
NET INVESTMENT INCOME (LOSS)..............................     (627,614)       233,260         89,194     2,325,461       777,074
                                                            -----------      ---------       --------   -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments.............................................   24,168,393        866,481         53,472      (311,358)    7,436,688
  Foreign currency transactions...........................           --             --             --            --      (182,228)
                                                            -----------      ---------       --------   -----------    ----------
                                                             24,168,393        866,481         53,472      (311,358)    7,254,460
                                                            -----------      ---------       --------   -----------    ----------
Net change in unrealized appreciation/depreciation on:
  Investments.............................................    4,925,418       (310,538)        44,382    (1,799,199)      611,240
  Foreign currency transactions...........................           --             --             --            --       133,383
                                                            -----------      ---------       --------   -----------    ----------
                                                              4,925,418       (310,538)        44,382    (1,799,199)      744,623
                                                            -----------      ---------       --------   -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....   29,093,811        555,943         97,854    (2,110,557)    7,999,083
                                                            -----------      ---------       --------   -----------    ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $28,466,197      $ 789,203       $187,048   $   214,904    $8,776,157
                                                            ===========      =========       ========   ===========    ==========


* Net of foreign taxes withheld...........................  $        --      $   2,825       $    555   $        --    $  180,135
                                                            ===========      =========       ========   ===========    ==========

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     LKCM                         LKCM
                                                                             SMALL CAP EQUITY FUND             EQUITY FUND
                                                                          ---------------------------  ---------------------------
                                                                           Six Months                   Six Months
                                                                              Ended       Year Ended       Ended       Year Ended
                                                                          June 30, 2006  December 31,  June 30, 2006  December 31,
                                                                           (Unaudited)        2005      (Unaudited)      2005
                                                                          ------------   ------------   -----------  ------------
OPERATIONS:
Net investment income (loss)............................................  $   (627,614)  $   (781,942)  $   233,260  $    375,724
Net realized gain on investments........................................    24,168,393     58,677,426       866,481     1,451,791
Net change in unrealized appreciation/depreciation
  on investments........................................................     4,925,418    (13,573,414)     (310,538)      218,882
                                                                          ------------   ------------   -----------  ------------

    Net increase in net assets
      resulting from operations.........................................    28,466,197     44,322,070       789,203     2,046,397
                                                                          ------------   ------------   -----------  ------------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income...................................................            --             --            --      (423,004)
Net realized gain on investments........................................            --    (52,344,719)           --    (1,004,552)
                                                                          ------------   ------------   -----------  ------------
                                                                                    --    (52,344,719)           --    (1,427,556)
                                                                          ------------   ------------   -----------  ------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments........................................            --     (1,219,242)           --            --
                                                                          ------------   ------------   -----------  ------------

NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................   129,641,906     36,498,922       509,070     8,651,868
                                                                          ------------   ------------   -----------  ------------

Total increase in net assets............................................   158,108,103     27,257,031     1,298,273     9,270,709

NET ASSETS:
Beginning of period.....................................................   379,576,216    352,319,185    46,510,232    37,239,523
                                                                          ------------   ------------   -----------  ------------
End of period *.........................................................  $537,684,319   $379,576,216   $47,808,505  $ 46,510,232
                                                                          ============   ============   ===========  ============

* Including undistributed net
  investment income of:.................................................  $         --   $         --   $   241,710  $      8,450
                                                                          ============   ============   ===========  ============

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      LKCM                       LKCM
                                                                                  BALANCED FUND             FIXED INCOME FUND
                                                                          ---------------------------  ---------------------------
                                                                           Six Months                   Six Months
                                                                              Ended       Year Ended       Ended       Year Ended
                                                                          June 30, 2006  December 31,  June 30, 2006  December 31,
                                                                           (Unaudited)        2005      (Unaudited)      2005
                                                                            ----------     ----------  ------------  ------------
OPERATIONS:
Net investment income...................................................    $   89,194     $  157,252   $ 2,325,461   $ 3,576,906
Net realized gain (loss) on investments.................................        53,472        123,600      (311,358)      (64,933)
Net change in unrealized appreciation/depreciation
  on investments........................................................        44,382        249,872    (1,799,199)   (1,807,573)
                                                                            ----------     ----------  ------------  ------------

    Net increase in net assets
      resulting from operations.........................................       187,048        530,724       214,904     1,704,400
                                                                            ----------     ----------  ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................       (93,786)       (93,399)   (2,338,139)   (3,526,577)
                                                                            ----------     ----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................       (66,612)       387,342    (5,609,410)   24,138,125
                                                                            ----------     ----------  ------------  ------------

Total increase (decrease) in net assets.................................        26,650        824,667    (7,732,645)   22,315,948

NET ASSETS:
Beginning of period.....................................................     9,232,490      8,407,823   115,598,896    93,282,948
                                                                            ----------     ----------  ------------  ------------
End of period *.........................................................    $9,259,140     $9,232,490  $107,866,251  $115,598,896
                                                                            ==========     ==========  ============  ============

* Including undistributed net
  investment income of:.................................................    $   1,723      $   6,316   $    175,920  $    188,597
                                                                            ==========     ==========  ============  ============

                                                                                                                  LKCM
                                                                                                            INTERNATIONAL FUND
                                                                                                      -----------------------------
                                                                                                      Six Months Ended  Year Ended
                                                                                                        June 30, 2006  December 31,
                                                                                                         (Unaudited)       2005
                                                                                                        -----------   -----------
OPERATIONS:
Net investment income................................................................................   $   777,074   $    75,596
Net realized gain on investments, futures contracts and foreign currency transactions................     7,254,460     4,101,048
Net change in unrealized appreciation/depreciation...................................................       744,623     3,460,869
                                                                                                        -----------   -----------
    Net increase in net assets resulting from operations.............................................     8,776,157     7,637,513
                                                                                                        -----------   -----------

DIVIDENDS TO SHAREHOLDERS:
Net investment income................................................................................            --    (1,646,490)
                                                                                                        -----------   -----------

NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C).....................................     7,563,521    33,805,527
                                                                                                        -----------   -----------

Total increase in net assets.........................................................................    16,339,678    39,796,550

NET ASSETS:
Beginning of period..................................................................................    81,900,446    42,103,896
                                                                                                        -----------   -----------
End of period *......................................................................................   $98,240,124   $81,900,446
                                                                                                        ===========   ===========

* Including undistributed net investment income of:..................................................   $ 1,130,073   $   352,999
                                                                                                        ===========   ===========

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                         LKCM SMALL CAP EQUITY FUND

                                             Institutional  Institutional  Institutional  Institutional
                                                  Class         Class          Class          Class*
                                               Six Months       Year            Year           Year          Year         Year
                                                  Ended         Ended          Ended          Ended         Ended         Ended
                                             June 30, 2006    December 31,  December 31,    December 31,  December 31,  December 31,
                                               (Unaudited)        2005         2004             2003          2002         2001
                                                --------       --------      --------        --------      --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......   $  21.12       $  21.46      $  19.54        $  15.24      $  17.29      $  17.00
                                                --------       --------      --------        --------      --------      --------
Net investment income (loss).................      (0.03)(1)      (0.05)(1)     (0.08)(1)       (0.08)(1)     (0.03)(2)      0.08
Net realized and unrealized gain (loss)
    on investments...........................       1.74           3.17          4.40            5.38         (2.01)         1.20
                                                --------       --------      --------        --------      --------      --------
    Total from investment operations.........       1.71           3.12          4.32            5.30         (2.04)         1.28
                                                --------       --------      --------        --------      --------      --------
Dividends from net investment income.........         --             --            --              --         (0.00)(3)     (0.07)
Distributions from net realized gains........         --          (3.46)        (2.40)          (1.00)        (0.01)        (0.92)
                                                --------       --------      --------        --------      --------      --------
    Total dividends and distributions........         --          (3.46)        (2.40)          (1.00)        (0.01)        (0.99)
                                                --------       --------      --------        --------      --------      --------
NET ASSET VALUE -- END OF PERIOD..............  $  22.83       $  21.12      $  21.46        $  19.54      $  15.24      $  17.29
                                                ========       ========      ========        ========      ========      ========
TOTAL RETURN.................................       8.10%(4)      14.42%        22.09%          34.71%       (11.79)%        7.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........   $525,412       $370,988      $344,990        $266,842      $206,886      $220,570
Ratio of expenses to average net assets......       0.96%(5)       0.99%         0.96%           0.97%         0.94%         0.92%
Ratio of net investment income (loss)
  to average net assets......................     (0.26)%(5)     (0.23)%       (0.38)%         (0.45)%       (0.19)%         0.46%
Portfolio turnover rate(6)...................         25%            56%           53%             43%           52%           62%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.
(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Less than $(0.005).
(4)  Not annualized.
(5)  Annualized.
(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                                 LKCM SMALL CAP EQUITY FUND - ADVISER CLASS

                                                                          Six Months        Year           Year      June 5, 2003
                                                                             Ended          Ended         Ended         through
                                                                         June 30, 2006  December 31,   December 31,  December 31,
                                                                          (Unaudited)       2005           2004          2003*
                                                                           --------       --------       --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD.................................    $  20.95        $ 21.36        $ 19.51       $ 16.85
                                                                           --------       --------       --------      --------
Net investment loss(1).................................................       (0.06)         (0.11)         (0.13)        (0.08)
Net realized and unrealized gain on investments........................        1.73           3.16           4.38          3.74
                                                                           --------       --------       --------      --------
    Total from investment operations...................................        1.67           3.05           4.25          3.66
                                                                           --------       --------       --------      --------
Distributions from net realized gains..................................          --          (3.46)         (2.40)        (1.00)
                                                                           --------       --------       --------      --------
NET ASSET VALUE -- END OF PERIOD........................................   $  22.62        $ 20.95        $ 21.36       $ 19.51
                                                                           ========       ========       ========      ========
TOTAL RETURN ..........................................................        7.97%(2)      14.16%         21.76%        21.66%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..................................     $12,272         $8,589         $7,329        $3,636
Ratio of expenses to average net assets ...............................        1.21%(3)       1.24%          1.21%         1.21%(3)
Ratio of net investment loss to average net assets ....................      (0.51)%(3)     (0.48)%        (0.63)%       (0.69)%(3)
Portfolio turnover rate(4).............................................          25%            56%            53%           43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.
(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)  Not annualized.
(3)  Annualized.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                                 LKCM EQUITY FUND

                                                 Six Months        Year         Year          Year           Year          Year
                                                    Ended         Ended        Ended          Ended          Ended         Ended
                                               June 30, 2006   December 31,  December 31,  December 31,   December 31,  December 31,
                                                 (Unaudited)        2005        2004           2003           2002          2001
                                                   --------      --------     --------      --------        --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD..........   $  13.30      $  13.09     $  12.24       $  9.98        $  11.76      $  13.25
                                                   --------      --------     --------      --------        --------      --------
Net investment income...........................       0.07          0.11         0.11          0.07            0.06          0.08
Net realized and unrealized gain (loss)
  on investments................................       0.16          0.52         0.85          2.26           (1.78)        (1.49)
                                                   --------      --------     --------      --------        --------      --------
   Total from investment operations.............       0.23          0.63         0.96          2.33           (1.72)        (1.41)
                                                   --------      --------     --------      --------        --------      --------
Dividends from net investment income............         --         (0.12)       (0.11)        (0.07)          (0.06)        (0.06)
Distributions from net realized gains...........         --         (0.30)        --             --               --         (0.02)
                                                   --------      --------     --------      --------        --------      --------
   Total dividends and distributions............         --         (0.42)       (0.11)        (0.07)          (0.06)        (0.08)
                                                   --------      --------     --------      --------        --------      --------
NET ASSET VALUE -- END OF PERIOD.................  $  13.53      $  13.30     $  13.09      $  12.24        $   9.98      $  11.76
                                                   ========      ========     ========      ========        ========      ========
TOTAL RETURN....................................       1.73%(1)      4.80%        7.88%        23.38%         (14.64)%      (10.61)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $ 47,809      $ 46,510     $ 37,240      $ 33,729        $ 24,672     $  26,822
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....       1.06%(2)      1.10%        1.18%         1.18%           1.05%         1.05%
  After expense waiver and/or reimbursement.....       0.80%(2)      0.80%        0.80%         0.80%           0.80%         0.80%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement....       0.72%(2)      0.60%        0.54%         0.33%           0.29%         0.53%
  After expense waiver and/or reimbursement.....       0.98%(2)      0.90%        0.92%         0.71%           0.54%         0.78%
Portfolio turnover rate.........................          8%           21%          28%           14%             44%           35%

(1)  Not annualized.
(2)  Annualized.

                                                                                   LKCM BALANCED FUND

                                                 Six Months        Year         Year          Year           Year          Year
                                                    Ended         Ended        Ended          Ended          Ended         Ended
                                               June 30, 2006   December 31,  December 31,  December 31,   December 31,  December 31,
                                                 (Unaudited)        2005        2004           2003           2002          2001
                                                   --------      --------     --------      --------        --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD..........   $  12.42      $  11.85     $  11.29       $   9.86       $  11.44      $  11.77
                                                   --------      --------     --------       --------       --------      --------
Net investment income...........................       0.12          0.21         0.22           0.19           0.23          0.30
Net realized and unrealized gain (loss)
   on investments...............................       0.14          0.48         0.57           1.42          (1.59)        (0.26)
                                                   --------      --------     --------       --------       --------      --------
   Total from investment operations.............       0.26          0.69         0.79           1.61          (1.36)         0.04
                                                   --------      --------     --------       --------       --------      --------
Dividends from net investment income............      (0.13)        (0.12)       (0.23)         (0.18)         (0.21)        (0.32)
Distributions from net realized gains...........         --            --           --             --          (0.01)        (0.05)
                                                   --------      --------     --------       --------       --------      --------
   Total dividends and distributions............      (0.13)        (0.12)       (0.23)         (0.18)         (0.22)        (0.37)
                                                   --------      --------     --------       --------       --------      --------
NET ASSET VALUE -- END OF PERIOD.................  $  12.55      $  12.42     $  11.85       $  11.29        $  9.86      $  11.44
                                                   ========      ========     ========       ========       ========      ========
TOTAL RETURN....................................       2.06%(1)      5.87%        7.10%         16.59%        (11.97)%        0.47%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $  9,259      $  9,232     $  8,408       $  8,753       $  7,298      $  7,375
Ratio of expenses to average net assets:
  Before expense reimbursement..................       1.45%(2)      1.47%        1.49%          1.52%          1.66%         1.58%
  After expense reimbursement...................       0.80%(2)      0.80%(2)     0.80%          0.80%          0.80%         0.80%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement....       1.26%(2)      1.03%        1.20%          1.09%          1.31%         1.83%
  After expense waiver and/or reimbursement.....       1.91%(2)      1.70%        1.89%          1.81%          2.17%         2.61%
Portfolio turnover rate.........................          3%           24%          19%            24%            17%           37%

(1)  Not annualized.
(2) Annualized.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                             LKCM FIXED INCOME FUND

                                                 Six Months        Year         Year          Year          Year          Year
                                                    Ended         Ended        Ended          Ended         Ended         Ended
                                               June 30, 2006   December 31,  December 31,  December 31,   December 31,  December 31,
                                                 (Unaudited)        2005        2004           2003          2002          2001
                                                   --------      --------     --------      --------       --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD..........   $  10.24      $  10.42     $  10.52      $  10.61       $  10.48      $  10.01
                                                   --------      --------     --------      --------       --------      --------
Net investment income...........................       0.22          0.36         0.39          0.42           0.51          0.60
Net realized and unrealized gain (loss)
   on investments...............................      (0.21)        (0.18)       (0.10)        (0.08)          0.13          0.45
                                                   --------      --------     --------      --------       --------      --------
   Total from investment operations.............       0.01          0.18         0.29          0.34           0.64          1.05
                                                   --------      --------     --------      --------       --------      --------
Dividends from net investment income............      (0.22)        (0.36)       (0.39)        (0.43)         (0.51)        (0.58)
                                                   --------      --------     --------      --------       --------      --------
NET ASSET VALUE -- END OF PERIOD................   $  10.03       $ 10.24      $ 10.42       $ 10.52        $ 10.61       $ 10.48
                                                   ========      ========     ========      ========       ========      ========
TOTAL RETURN....................................       0.10%(1)      1.79%        2.77%         3.25%          6.32%        10.76%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $107,866      $115,599     $ 93,283      $ 68,354       $ 56,565      $ 45,446
Ratio of expenses to average net assets:
  Before expense reimbursement..................       0.75%(2)      0.76%        0.75%         0.77%          0.75%         0.77%
  After expense reimbursement...................       0.65%(2)      0.65%        0.65%         0.65%          0.65%         0.65%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement....       4.09%(2)      3.56%        3.78%         3.98%          4.96%         5.81%
  After expense waiver and/or reimbursement.....       4.19%(2)      3.67%        3.88%         4.10%          5.06%         5.93%
Portfolio turnover rate.........................         17%           40%          27%           58%            40%           36%

(1)  Not annualized.
(2) Annualized.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                             LKCM INTERNATIONAL FUND

                                                 Six Months        Year         Year          Year          Year          Year
                                                    Ended         Ended        Ended          Ended         Ended         Ended
                                               June 30, 2006   December 31,  December 31,  December 31,  December 31,  December 31,
                                                 (Unaudited)        2005        2004           2003          2002          2001
                                                   --------      --------     --------       --------      --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD..........   $  11.10      $   9.40     $   8.52       $   6.41      $   8.07      $  11.44
                                                   --------      --------     --------       --------      --------      --------
Net investment income...........................       0.09(2)       0.02(1)      0.04(1)        0.07(2)       0.08(1)       0.01(1)
Net realized and unrealized gain (loss)
  on investments................................       1.12          1.91         0.95           2.13         (1.60)        (3.35)
                                                   --------      --------     --------       --------      --------      --------
   Total from investment operations.............       1.21          1.93         0.99           2.20         (1.52)        (3.34)
                                                   --------      --------     --------       --------      --------      --------
Redemption fees.................................         --            --           --           0.02            --            --
                                                   --------      --------     --------       --------      --------      --------
Dividends from net investment income............         --         (0.23)       (0.11)         (0.11)        (0.14)           --
Distributions from net realized gains...........         --            --           --             --            --         (0.03)
                                                   --------      --------     --------       --------      --------      --------
   Total dividends and distributions............         --         (0.23)       (0.11)         (0.11)        (0.14)        (0.03)
                                                   --------      --------     --------       --------      --------      --------
NET ASSET VALUE -- END OF PERIOD................   $  12.31       $ 11.10       $ 9.40         $ 8.52        $ 6.41        $ 8.07
                                                   ========      ========     ========       ========      ========      ========
TOTAL RETURN....................................      10.90%(4)     20.49%       11.59%         34.68%      (18.86)%      (29.16)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $ 98,240      $ 81,900     $ 42,104       $ 41,189      $ 31,542      $ 70,368
Ratio of expenses to average net assets:
  Before expense reimbursement..................       1.36%(5)      1.99%        1.67%          1.99%         1.55%         1.56%
  After expense reimbursement...................       1.20%(5)      1.20%        1.20%          1.20%         1.20%         1.20%
Ratio of net investment income (loss)
  to average net assets:
  Before expense waiver and/or reimbursement....       1.53%(5)    (0.57)%        0.01%          0.25%         0.68%       (0.21)%
  After expense waiver and/ or reimbursement....       1.69%(5)      0.22%        0.48%          1.04%         1.03%         0.15%
Portfolio turnover rate.........................         78%           56%(3)      N/A            N/A           N/A          N/A

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(3) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.
(4)  Not annualized.
(5)  Annualized.

                     See notes to the financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which Luther King Capital Management Corporation (the "Adviserbelieves are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

     2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At June 30, 2006, substantially all of the LKCMInternational Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

     6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

     When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency. As of June 30, 2006, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

     7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

     8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

     11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser entered into a Subadvisory Agreement with TT International (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2006, the Adviser waived and/or reimbursed the following expenses:

                             LKCM                  LKCM        LKCM         LKCM          LKCM
                           SMALL CAP              EQUITY     BALANCED      FIXED      INTERNATIONAL
                          EQUITY FUND              FUND        FUND      INCOME FUND      FUND
Annual Advisory Rate          0.75%                0.70%       0.65%         0.50%        1.00%(1)(2)
Annual Cap on Expenses        1.00%(Inst.)         0.80%       0.80%         0.65%        1.20%
                              1.25%(Adviser)
Expenses Waived and/or
Reimbursed                      --              $62,336     $30,249       $52,824      $72,356

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the six months ended June 30, 2006, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $13,476.

C. FUND SHARES: At June 30, 2006, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     7,095,882   $164,745,925                       4,256,949   $ 94,597,895
Shares issued to shareholders in
  reinvestment of distributions                        --             --                       2,334,508     49,701,687
Shares redeemed                                (1,642,416)   (38,231,847)                     (5,104,490)  (109,225,518)
Redemption fee                                                     7,430                                          2,051
                                               ----------   ------------                      ----------   ------------
Net increase                                    5,453,466   $126,521,508                       1,486,967   $ 35,076,115
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            17,564,901                                     16,077,934
                                               ----------                                     ----------
End of period                                  23,018,367                                     17,564,901
                                               ==========                                     ==========

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                     ADVISER CLASS                                  ADVISER CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       137,750    $ 3,236,352                          11,279    $   253,781
Shares issued to shareholders in
  reinvestment of distributions                        --             --                          57,729      1,219,242
Shares redeemed                                    (5,036)      (115,954)                         (2,191)       (50,216)
                                               ----------   ------------                      ----------   ------------
Net increase                                      132,714    $ 3,120,398                          66,817   $  1,422,807
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               409,921                                        343,104
                                               ----------                                     ----------
End of period                                     542,635                                        409,921
                                               ==========                                     ==========
Total Net Increase                                          $129,641,906                                    $36,498,922
                                                            ============                                   ============

EQUITY FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       406,649  $   5,539,297                         859,700   $ 11,415,671
Shares issued to shareholders in
  reinvestment of distributions                        --             --                         102,086      1,362,839
Shares redeemed                                  (369,653)    (5,031,937)                       (308,640)    (4,126,877)
Redemption fee                                                     1,710                                            235
                                               ----------   ------------                      ----------   ------------
Net increase                                       36,996     $  509,070                         653,146   $  8,651,868
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             3,497,752                                      2,844,606
                                               ----------                                     ----------
End of period                                   3,534,748                                      3,497,752
                                               ==========                                     ==========

BALANCED FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                        23,450     $  297,177                         140,838   $  1,676,752
Shares issued to shareholders in
  reinvestment of distributions                     7,331         92,574                           7,631         91,684
Shares redeemed                                   (36,126)      (456,363)                       (114,606)    (1,381,409)
Redemption fee                                                        --                                            315
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                            (5,345)     $ (66,612)                         33,863    $   387,342
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               743,334                                        709,471
                                               ----------                                     ----------
End of period                                     737,989                                        743,334
                                               ==========                                     ==========

FIXED INCOME FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       962,392   $  9,812,681                       2,786,378   $ 28,740,295
Shares issued to shareholders in
  reinvestment of distributions                   200,982      2,023,019                         293,974      3,019,906
Shares redeemed                                (1,706,299)   (17,445,110)                       (735,297)    (7,622,076)
Redemption fee                                                        --                                             --
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                          (542,925)  $ (5,609,410)                      2,345,055   $ 24,138,125
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            11,293,837                                      8,948,782
                                               ----------                                     ----------
End of period                                  10,750,912                                     11,293,837
                                               ==========                                     ==========

INTERNATIONAL FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       852,984    $10,588,487                       4,906,583    $52,659,266
Shares issued to shareholders in
  reinvestment of distributions                        --             --                         139,773      1,564,054
Shares redeemed                                  (251,098)    (3,026,567)                     (2,148,904)   (20,417,793)
Redemption fee                                                     1,601                                             --
                                               ----------   ------------                      ----------   ------------
Net increase                                      601,886     $7,563,521                       2,897,452    $33,805,527
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             7,376,580                                      4,479,128
                                               ----------                                     ----------
End of period                                   7,978,466                                      7,376,580
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At June 30, 2006, the LKCM International Fund had a shareholder that owned greater than 25%of the Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2006 were as follows:

                                                        PURCHASES                                       SALES
                                                  U.S.                                          U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               ----------    ------------                     ----------   ------------
LKCM Small Cap Equity Fund                     $       --    $222,832,048                     $       --   $113,260,036
LKCM Equity Fund                                       --       6,077,950                             --      3,746,268
LKCM Balanced Fund                                     --         271,311                             --        282,759
LKCM Fixed Income Fund                          2,503,582      20,840,301                      7,145,234      9,461,670
LKCM International Fund                                --      74,432,865                             --     69,649,297

E. TAX INFORMATION: At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

                                            LKCM                LKCM                LKCM               LKCM                LKCM
                                          SMALL CAP             EQUITY            BALANCED             FIXED           INTERNATIONAL
                                         EQUITY FUND             FUND               FUND            INCOME FUND            FUND
                                        ------------         -----------         ----------        ------------        ------------
Cost of investments                     $276,988,087         $38,504,023         $8,075,048        $114,780,584        $ 63,136,038*
                                        ============         ===========         ==========        ============        ============
Gross unrealized appreciation           $112,178,388         $ 9,408,199         $1,529,868        $    583,576          18,343,062
Gross unrealized depreciation             (6,006,658)         (1,329,005)          (425,915)         (1,351,594)           (806,558)
                                        ------------         -----------         ----------        ------------        ------------
Net unrealized appreciation             $106,171,730         $ 8,079,194         $1,103,953        $   (768,018)         17,536,504
                                        ============         ===========         ==========        ============        ============
Undistributed ordinary income           $         --         $     8,450         $    5,512        $     46,612        $    714,411
Undistributed long-term
  capital gain                            11,390,258              50,609                 --                  --                  --
                                        ------------         -----------         ----------        ------------        ------------
Total distributable earnings            $ 11,390,258         $    59,059         $    5,512        $     46,612        $    714,411
                                        ------------         -----------         ----------        ------------        ------------
Other accumulated losses                $         --         $        --         $  (16,861)       $   (260,909)       $(17,064,585)
                                        ------------         -----------         ----------        ------------        ------------
Total accumulated earnings (losses)     $117,561,988         $ 8,138,253         $1,092,604        $   (982,315)       $  1,186,330
                                        ============         ===========         ==========        ============        ============

* The significant difference between book and tax cost of investments is due to an in-kind distribution of securities from the TT EAFE Portfolio ("Master Portfolio"), which had an identical investment objective as the LKCM International Fund and was managed by TT International. The Fund invested all of its investable assets in the Master Portfolio prior to August 27, 2005.

At December 31, 2005 the accumulated capital loss carryforwards were as follows:

                               LKCM                LKCM                LKCM
                             BALANCED             FIXED            INTERNATIONAL
                               FUND             INCOME FUND            FUND
                            ----------          ----------         -----------
Expiring in 2009            $       --          $       --         $ 5,339,246
Expiring in 2010                    --             191,023          11,720,144
Expiring in 2011                 4,803                  --                  --
Expiring in 2013                    --              38,877                  --
                            ----------          ----------         -----------
Total capital loss
  carryforwards             $    4,803          $  229,900         $17,059,390
                            ==========          ==========         ===========

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2005, capital loss carryforwards of $396,630, $125,223, and $17,614,855 were utilized by the LKCM Equity Fund, the LKCM Balanced Fund and the LKCM International Fund, respectively. At December 31, 2005, the LKCM Balanced Fund and LKCM Fixed Income Fund had net realized losses from transactions between November 1, 2005 and December 31, 2005 of $12,058 and $31,009, respectively, which are deferred for tax purposes and will be recognized in 2006.

The tax components of dividends paid during the six months ended June 30, 2006 were as follows:

                                               ORDINARY              LONG-TERM
                                                INCOME             CAPITAL GAINS
                                             -----------           -------------
LKCM Small Cap Equity Fund                   $        --           $          --
LKCM Equity Fund                                      --                      --
LKCM Balanced Fund                                93,787                      --
LKCM Fixed Income Fund                         2,338,139                      --
LKCM International Fund                               --                      --

The tax components of dividends paid during the year ended December 31, 2005 were as follows:

                                              ORDINARY               LONG-TERM
                                               INCOME              CAPITAL GAINS
                                             -----------           -------------
LKCM Small Cap Equity Fund                   $        --           $  53,563,961
LKCM Equity Fund                                 423,004               1,004,552
LKCM Balanced Fund                                93,399                      --
LKCM Fixed Income Fund                         3,526,577                      --
LKCM International Fund                        1,646,490                      --

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the LKCM Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it has any impact on the Funds' financial statements.

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2006


TAX INFORMATION: For the fiscal year 2005, the LKCM Equity, Balanced, Fixed Income and International Funds designate 100.00%, 99.23%, 1.47% and 82.11%, respectively, of dividends from net investment income as qualified dividend income under the Jobs & Growth Tax Reconciliation Act of 2003.

For the fiscal year 2005, 100.00%, 99.20% and 1.50% of the ordinary distributions paid by the LKCM Equity, Balanced and Fixed Income Funds, respectively, qualify for the dividend received deduction available to corporate shareholders.

ADDITIONAL TAX INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: For the fiscal year 2005, the LKCM Equity, Balanced, Fixed Income and International Funds designate 11.29%, 81.37%, 99.06% and 0.36%, respectively, of dividends from ordinary income as interest related dividends under the Internal Revenue Code Section 871(k)(l)(C).

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

       RENEWAL OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

INTRODUCTION. At a meeting held on February 28, 2006, the Board of Trustees of LKCM Funds, including the independent Trustees (the "Board"), approved the renewal of the Investment Advisory Agreement between Luther King Capital Management Corporation ("LKCM") and LKCM Funds (the "Trust"), on behalf of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (each, a "Fund" and collectively the "Funds"). In addition, the Board approved the renewal of the Subadvisory Agreement between LKCM and TT International, on behalf of the LKCM International Fund. The Investment Advisory Agreement and Subadvisory Agreement are referred collectively as the "Agreements."

In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of growth and size on the advisory fee and, in the case of the International Fund, the subadvisory fee (i.e., economies of scale). The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreements, the Board considered a broad range of information provided by LKCM and TT International, including but not limited to, reports relating to each Fund's performance and expenses, information on private (non-fund) clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Agreements. The Board also meets each quarter to review various aspects of the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund and TT International with respect to the International Fund under the Agreements. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a majority of the assets in the Funds. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund. The Board determined that the portfolio managers at LKCM and TT International are well-qualified by education, training and experience to manage the Funds in an efficient and professional manner. The Board noted that LKCM recently decided to make one of its portfolio managers responsible for oversight of fund activities and to serve as a liaison between the independent Trustees and portfolio managers. In addition, LKCM recently added personnel to assist with compliance matters for the Funds and TT International added analysts to focus on company research in certain industry sectors. The Board recognized that TT International focuses entirely on investment management and has substantial experience managing international assets. In this regard, the Board noted that TT International has international accounts with nearly $4.5 billion under management. Accordingly, the Board concluded that the nature, extent and quality of services provided by LKCM and TT International under the Agreements are necessary and appropriate.

PERFORMANCE OF THE LKCM FUNDS. The Board considered the performance of each Fund compared to a benchmark index ("Benchmark") and/or peer group funds ("Lipper Index") for short- and long-term time periods ended December 31, 2005.

The Board noted that the Institutional Class of the Small Cap Fund outperformed its Benchmark and Lipper Index for the one-year, three-year, five-year, ten-year and since inception periods. The Adviser Class of the Small Cap Fund also outperformed its Benchmark and Lipper Index for the one-year and since inception periods. The Board noted that the Equity Fund underperformed its Benchmark and Lipper Index for the one-year and three-year periods, but outperformed both for the five-year period, and that it outperformed the Lipper Index but underperformed its Benchmark for the since inception period. The Board noted that the Balanced Fund underperformed its Lipper Index for the three-year, five-year and since inception periods but outperformed for the one-year period. The Board noted that the Fixed Income Fund outperformed its Lipper Index for the one-year, five-year and since inception periods, but slightly underperformed for the three-year period, and that it also outperformed its Benchmark for the one-year period, but underperformed for the three-year, five-year and since inception periods. The Board noted that the International Fund underperformed its Benchmark and Lipper Index for the three-year, five-year and since inception periods, but outperformed for the one-year period. With respect to the International Fund, the Board noted its near-term performance had improved substantially.

The Board also considered comparative ranking information for the one-year, three-year and five-year periods ended December 31, 2005. For the one-year period, the Board noted that each Fund was in the 1st or 2nd quartile. For the three-year period, the Board noted that the Small Cap Equity Fund, Balanced Fund and Fixed Income Fund were in the 2nd quartile while the Equity Fund and the International Fund were in the 3rd quartile and 4th quartile, respectively. For the five-year period, the Board noted that the Equity Fund, Balanced Fund and Fixed Income Fund were in the 1st quartile while the Small Cap Fund and International Fund were in the 2nd quartile and 4th quartile, respectively.

FEES AND EXPENSES. The Board considered the advisory fee rates of each Fund, the subadvisory fee rate applicable to the International Fund and total expenses of each Fund relative to similar funds and LKCM's other institutional accounts. The Board also considered that LKCM intends to continue its voluntary fee waivers and expense caps for each Fund's 2006 fiscal year. The Board noted that the contractual advisory fee rate for each Fund, except the Small Cap Equity Fund and the Equity Fund, were higher than the average of similar funds. However, after including LKCM's voluntary fee waivers, the net advisory fee rates were lower for all Funds. The Board also noted that the net or total expense ratio of each Fund was in the top quarter of similar funds based on funds with the lowest total expense ratio. With respect to the subadvisory fee paid to TT International, the Board considered TT International's representation that only three clients have a lower fee rate due to their having established their relationships with TT International prior to LKCM.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the costs to operate the Funds and the profitability of LKCM. The Board noted LKCM's representation that it incurred losses in connection with rendering services to each Fund during the past year. The Board did not consider the profitability of TT International since it does not publish that data. The Board considered that the Funds may experience economies of scale in the future due to LKCM's expectation that assets in the Funds will continue to increase. Regarding TT International, the Board noted that since TT International manages all its active international accounts, including the International Fund, identically, there are lower operational and trading costs.

CONCLUSION. Based on its evaluation of these and other factors, the Board concluded that (1) each Fund was likely to benefit from the services provided by LKCM and TT International, (2) each Fund's performance was satisfactory; and (3) each Fund's fees and expenses were fair and reasonable. In light of these conclusions, the Board determined, in its business judgment, to renew the Agreements.

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                                       38

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

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA             Richard Lenart
   Trustee,                             Secretary & Treasurer
   President

   Paul W. Greenwell                    Jacob D. Smith
   Vice President                       Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board
   Trustee

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Suite 1800
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.




U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701


                                                                ----------------
                                                                   PRESORTED
                                                                   STANDARD
                                                                US POSTAGE PAID
                                                                  PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

--------------------------------------------------------------------------------


                                      LKCM
                                      FUNDS


--------------------------------------------------------------------------------



                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                           LKCM AQUINAS SMALL CAP FUND
                         LKCM AQUINAS FIXED INCOME FUND


                               Semi-Annual Report
                                  June 30, 2006

                       This page intentionally left blank.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM Aquinas Funds:
                                                                        TOTAL
                                                          SIX MONTH     RETURN
                                INCEPTION     NAV @     TOTAL RETURN    SINCE
FUNDS                             DATES      6/30/06   ENDED 6/30/06    INCEPT.*

LKCM Aquinas Value Fund          7/11/05     $12.75        4.17%         6.87%
  Russell 1000 Value Index1                                6.56%        10.27%

LKCM Aquinas Growth Fund         7/11/05     $14.68       (5.96)%       (3.50)%
  Russell 1000 Growth Index2                              (0.93)%        3.93%

LKCM Aquinas Small Cap Fund      7/11/05      $6.25        7.39%        11.41%
  Russell 2000 Index3                                      8.21%        10.66%

LKCM Aquinas Fixed Income Fund   7/11/05      $9.65        0.05%         0.02%
  Lehman Bond Index4                                      (0.17)%        0.30%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

* On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

1 The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3 The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $763 million.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

   Note: These indices defined above are not available for direct investment.


The stock market advanced during the first half of 2006 but the strong first quarter 2006 performance was partially erased with the second quarter 2006 pullback. Increased uncertainty resulted in a more volatile market environment as sentiment changed from excitement of continued economic growth to concerns about a slowing economy and its potential negative impact on corporate profits. As the economic cycle matures, and with the Federal Reserve raising interest rates to slow the economy to contain inflation, it's no surprise that we've seen the markets become more volatile.

The economy is beginning to slow under this burden of higher interest rates and higher energy costs but we still expect the Federal Reserve to finish raising interest rates sometime in the second half of 2006. At this point, we believe the economy will continue to expand, albeit at a slower pace, given the excellent financial condition of the corporate sector. This corporate sector strength should be able to offset the twin headwinds for the consumer, higher interest rates and higher energy costs. Record corporate profits and cash flows have allowed companies to reduce debt and build cash reserves. This cash is being used to make capital investments for future growth, fund mergers and acquisitions, increase dividends and to repurchase shares. All are a positive for the economy and the stock market. This type of market environment, one with slowing earnings growth and rising interest rates, has historically been the most challenging, but if we're right about short-term interest rates peaking in the second half of 2006, we believe the markets should be set up for a more rewarding 2007.

The slowdown in the housing market, inflation fears, rising interest rates and the ongoing Middle East conflict have provided the worries for the market. Although all could become a bigger problem than we currently anticipate, the stock market, trading at a valuation reflecting 10 year lows, appears to be discounting these potential risks.

In summary, our outlook is for continued economic growth, short-term interest rates to peak in the second half of 2006 and a positive stock market environment in late 2006 and into 2007.

The LKCM Aquinas Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund during the first six months of 2006 was 7.39% vs. the Russell 2000's 8.21% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above-average growth and return prospects. Stock selection and a focus on valuation remain an important component of our performance. As of June 30, 2006, the total net assets of the portfolio were $8.0 million with 97.3% of the net assets invested in common stocks and 2.7% in cash reserves, net of liabilities. We generated positive returns for our investors in the first half of 2006 as we added value from both our stock selection as well as from our sector allocation decisions. Our stock selection in the Industrial sector and our decision to overweight the Energy sector was beneficial to our results. Stock selection, and being overweight the Consumer sector, subtracted from our performance.

The LKCM Aquinas Growth Fund is managed to provide long-term capital appreciation by choosing investments that generally have above-average growth in revenue and/or earnings, above-average return on equity, and under-leveraged balance sheets. The Fund's strategy is to identify quality companies of any market capitalization size based on various financial and fundamental criteria, which are constantly updated. As of June 30, 2006, the total net assets in the portfolio were $64.5 million with 95.4% of the net assets invested in common stocks and 4.6% invested in cash reserves, net of liabilities. The performance of the Fund during the first six months of 2006 was (5.96)% vs. the Russell 1000 Growth's (0.93)% return. Stock selection in the Utilities and Energy sectors were additive to our performance while our Healthcare and Materials sector stocks decreased our performance. Our overweight position in the Technology sector hurt performance but was offset by our sector allocations in the Industrial and Financial sectors.

The LKCM Aquinas Value Fund is managed to provide long-term capital appreciation by choosing investments that we believe are undervalued relative to earnings growth rates. The Fund's strategy is to identify quality companies of any market capitalization size based on various financial and fundamental criteria, which are constantly updated. As of June 30, 2006, the total net assets in the portfolio were $41.7 million, with 97.8% invested in common stocks and 2.2% invested in cash reserves, net of liabilities. The performance of the Fund during the first six months of 2006 was 4.17% vs. the Russell 1000 Value's 6.56% return. Performance during the first half of 2006 was helped by good stock selection in the Financial and Industrial sectors but held back somewhat by the allocations to these sectors. Security selection was additive in the Technology sector but the allocation above the Index hurt.

The LKCM Aquinas Fixed Income Fund is managed to maximize current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments creating a high quality, low volatility, short-to-intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. The performance of the Fund during the first six months of 2006 was 0.05% vs. (0.17)% for the Lehman Intermediate Government Credit Bond Index. At June 30, 2006, the Fund had an effective duration of 3.1 years and had an average Standard & Poor's quality rating of single A*. The Fund benefited from its shorter effective duration, while the overweight in credit slightly detracted from performance. The portfolio restructuring process out of the long duration issues and illiquid mortgage and asset backed issues also detracted from performance. As of June 30, 2006, the total net assets in the portfolio were $40.2 million, with 79.4% invested in corporate bonds, 13.7% invested in U.
S. Treasury and agency debt, 3.2% in municipal bonds, 1.8% in preferred stock, 0.5% in mortgage and asset backed securities and 1.4% in cash reserves, net of liabilities.

At LKCM, our goal is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business, and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future.

The LKCM Aquinas Funds have a mission to generally follow the investment guidelines as outlined by the United States Conference of Catholic Bishops and to achieve its goal of superior returns with lower volatility. By prudently applying traditional moral teachings and employing traditional principles on cooperation and toleration, as well as the duty to avoid scandal, we believe that we can carry out our mission and exercise faithful, competent and socially responsible stewardship of the Fund assets. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM Aquinas through your investment in these Funds.

*Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

/s/ Luther King

J. Luther King, Jr., CFA
August 11, 2006

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 7-14 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Aquinas Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

Return on equity (ROE) is net income divided by average common equity.

The first use date of this report is 8/06.

               LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- JUNE 30, 2006

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/06-6/30/06).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These examples are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                              LKCM AQUINAS VALUE FUND
                                     ------------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                       BEGINNING        ENDING     DURING PERIOD
                                     ACCOUNT VALUE  ACCOUNT VALUE    1/1/06-
                                        1/1/06         6/30/06       6/30/06
--------------------------------------------------------------------------------
Actual ..........................      $1,000.00       $1,041.70         $7.49
Hypothetical (5% return
   before expenses) .............      $1,000.00       $1,017.46         $7.40

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                              LKCM AQUINAS GROWTH FUND
                                     ------------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                       BEGINNING        ENDING     DURING PERIOD
                                     ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                        1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------
Actual ..........................      $1,000.00        $ 940.40         $7.07
Hypothetical (5% return
   before expenses) .............      $1,000.00       $1,017.50         $7.35

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                             LKCM AQUINAS SMALL CAP FUND
                                     ------------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                        BEGINNING       ENDING     DURING PERIOD
                                     ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                        1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------
Actual ..........................      $1,000.00       $1,073.90         $7.71
Hypothetical (5% return
   before expenses) .............      $1,000.00       $1,017.36         $7.50

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                           LKCM AQUINAS FIXED INCOME FUND
                                     ------------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                       BEGINNING        ENDING     DURING PERIOD
                                     ACCOUNT VALUE  ACCOUNT VALUE     1/1/06-
                                        1/1/06         6/30/06        6/30/06
--------------------------------------------------------------------------------
Actual ..........................      $1,000.00       $1,000.50         $3.97
Hypothetical (5% return
   before expenses) .............      $1,000.00       $1,020.83         $4.01

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

     ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS -- JUNE 30, 2006

Percentages represent market value as a percentage of total investments.

Pie Charts:

LKCM AQUINAS VALUE FUND
Short-Term Investments                   5.2%
Common Stocks                           94.8%


LKCM AQUINAS GROWTH FUND
Short-Term Investments                   4.8%
Common Stocks                           95.2%

LKCM AQUINAS SMALL CAP FUND
Short-Term Investments                   2.8%
Common Stocks                           97.2%

LKCM AQUINAS FIXED INCOME FUND
Municipal Bonds                          3.2%
U.S. Government & Agency Issues         13.8%
Preferred Stocks                         1.7%
Short-Term Investments                   1.0%
Mortgage & Asset-Backed Securities       0.6%
Corporate Bonds                         79.7%

                             LKCM AQUINAS VALUE FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS - 97.8%                               SHARES                VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.1%
  General Dynamics Corporation                       9,400          $   615,324
  United Technologies Corporation                    4,000              253,680
                                                                    -----------
                                                                        869,004
                                                                    -----------
ASSET MANAGEMENT - 1.0%
  Mellon Financial Corporation                      12,500              430,375
                                                                    -----------

BEVERAGES - 2.3%
  The Coca-Cola Company                             15,000              645,300
  PepsiCo, Inc.                                      5,000              300,200
                                                                    -----------
                                                                        945,500
                                                                    -----------
BIOTECHNOLOGY - 1.1%
  Genzyme Corporation (a)                            7,800              476,190
                                                                    -----------

BUILDING PRODUCTS - 3.4%
  American Standard Companies Inc.                  17,500              757,225
  Masco Corporation                                 22,500              666,900
                                                                    -----------
                                                                      1,424,125
                                                                    -----------
CHEMICALS - 7.2%
  The Dow Chemical Company                          16,000              624,480
  E.I. du Pont de Nemours and Company               15,000              624,000
  Praxair, Inc.                                     20,000            1,080,000
  The Valspar Corporation                           25,000              660,250
                                                                    -----------
                                                                      2,988,730
                                                                    -----------
COMMERCIAL BANKS - 4.6%
  Bank of America Corporation                       26,544            1,276,766
  The South Financial Group, Inc.                   25,000              660,250
                                                                    -----------
                                                                      1,937,016
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.1%
  Cisco Systems, Inc. (a)                           45,000              878,850
                                                                    -----------

COMPUTERS & PERIPHERALS - 2.5%
  International Business Machines Corporation       13,550            1,040,911
                                                                    -----------

CONSTRUCTION & ENGINEERING - 1.7%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                             30,000              724,500
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 5.9%
  Citigroup Inc.                                    29,487            1,422,453
  JPMorgan Chase & Co.                              25,000            1,050,000
                                                                    -----------
                                                                      2,472,453
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.0%
  AT&T Inc.                                         35,000              976,150
  Verizon Communications Inc.                       20,000              669,800
                                                                    -----------
                                                                      1,645,950
                                                                    -----------
ELECTRIC UTILITIES - 1.3%
  Allegheny Energy, Inc. (a)                        15,000              556,050
                                                                    -----------

ENERGY EQUIPMENT & SERVICES - 3.4%
  BJ Services Company                               17,500              652,050
  Hanover Compressor Company (a)                    20,000              375,600
  Noble Corporation (b)                              5,000              372,100
                                                                    -----------
                                                                      1,399,750
                                                                    -----------
FOOD & STAPLES RETAILING - 2.2%
  CVS Corporation                                   30,000              921,000
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
FOOD PRODUCTS - 1.9%
  General Mills, Inc.                               15,000          $   774,900
                                                                    -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 5.8%
  Baxter International Inc.                         31,740            1,166,762
  DENTSPLY International Inc.                       15,000              909,000
  Fisher Scientific International Inc. (a)           4,600              336,030
                                                                    -----------
                                                                      2,411,792
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 0.6%
  McDonald's Corporation                             7,500              252,000
                                                                    -----------

HOUSEHOLD PRODUCTS - 2.5%
  Colgate-Palmolive Company                          9,000              539,100
  Kimberly-Clark Corporation                         7,890              486,813
                                                                    -----------
                                                                      1,025,913
                                                                    -----------
INDUSTRIAL CONGLOMERATES - 3.9%
  General Electric Company                          22,500              741,600
  Tyco International Ltd. (b)                       32,500              893,750
                                                                    -----------
                                                                      1,635,350
                                                                    -----------
INSURANCE - 7.5%
  The Allstate Corporation                           8,200              448,786
  American International Group, Inc.                15,000              885,750
  Genworth Financial Inc. - Class A                 27,500              958,100
  Lincoln National Corporation                      15,000              846,600
                                                                    -----------
                                                                      3,139,236
                                                                    -----------
INTERNET SOFTWARE & SERVICES - 1.0%
  Yahoo! Inc. (a)                                   12,000              396,000
                                                                    -----------

INVESTMENT BANK & BROKERAGE - 4.5%
  The Goldman Sachs Group, Inc.                      4,000              601,720
  Morgan Stanley                                    20,000            1,264,200
                                                                    -----------
                                                                      1,865,920
                                                                    -----------
IT SERVICES - 2.0%
  Accenture Ltd. - Class A (b)                      30,000              849,600
                                                                    -----------

MACHINERY - 1.8%
  Caterpillar Inc.                                  10,000              744,800
                                                                    -----------

MEDIA - 0.7%
  The Walt Disney Company                           10,000              300,000
                                                                    -----------

MULTILINE RETAIL - 2.5%
  Kohl's Corporation (a)                            17,500            1,034,600
                                                                    -----------

MULTI-UTILITIES & UNREGULATED POWER - 1.8%
  Duke Energy Corporation                           25,200              740,124
                                                                    -----------

OFFICE ELECTRONICS - 1.0%
  Xerox Corporation (a)                             30,000              417,300
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 7.4%
  Chevron Corporation                               15,000              930,900
  ConocoPhillips                                    10,000              655,300
  Devon Energy Corporation                           7,000              422,870
  El Paso Corporation                               30,000              450,000
  Exxon Mobil Corporation                           10,000              613,500
                                                                    -----------
                                                                      3,072,570
                                                                    -----------


                     See notes to the financial statements.

                             LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.5%
  Weyerhaeuser Company                              10,000          $   622,500
                                                                    -----------

PHARMACEUTICALS - 1.0%
  Abbott Laboratories                               10,000              436,100
                                                                    -----------

SOFTWARE - 2.2%
  Nuance Communications, Inc. (a)                   42,500              427,550
  Symantec Corporation (a)                          32,500              505,050
                                                                    -----------
                                                                        932,600
                                                                    -----------
SPECIALTY RETAIL - 1.8%
  The Home Depot, Inc.                               6,900              246,951
  PETsMART, Inc.                                    20,000              512,000
                                                                    -----------
                                                                        758,951
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
  America Movil S.A. de C.V. - ADR (b)              20,000              665,200
                                                                    -----------

TOTAL COMMON STOCKS
    (Cost $35,582,287)                                               40,785,860
                                                                    -----------

--------------------------------------------------------------------------------
SHORT TERM-INVESTMENTS - 5.4%
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 5.4%
  Columbia Money Market Reserves Fund -
    Capital Shares                               1,186,155            1,186,155
  Dreyfus Cash Management Fund - Investor Shares 1,068,427            1,068,427
  Federated Treasury Obligations Fund -
    Institutional Shares                               100                  100
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,254,682)                                                 2,254,682
                                                                    -----------

  TOTAL INVESTMENTS - 103.2%
    (Cost $37,836,969)                                               43,040,542
                                                                    -----------

  Liabilities in Excess of Other Assets - (3.2)%                     (1,329,551)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $41,710,991
                                                                    ===========

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.

                     See notes to the financial statements.

                            LKCM AQUINAS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
COMMON STOCKS - 95.4%                               SHARES                VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 8.9%
  The Boeing Company                                15,000          $ 1,228,650
  Raytheon Company                                  24,000            1,069,680
  Rockwell Collins, Inc.                            32,000            1,787,840
  Teledyne Technologies Incorporated (a)            50,000            1,638,000
                                                                    -----------
                                                                      5,724,170
                                                                    -----------
AIR FREIGHT & LOGISTICS - 2.7%
  FedEx Corp.                                       15,000            1,752,900
                                                                    -----------

BEVERAGES - 2.8%
  PepsiCo, Inc.                                     30,000            1,801,200
                                                                    -----------

BUILDING PRODUCTS - 1.8%
  Cemex S.A. de C.V. - ADR (b)                      20,000            1,139,400
                                                                    -----------

COMMUNICATIONS EQUIPMENT - 7.0%
  Corning Incorporated (a)                          55,000            1,330,450
  Harris Corporation                                20,000              830,200
  Motorola, Inc.                                    80,000            1,612,000
  QUALCOMM Inc.                                     18,000              721,260
                                                                    -----------
                                                                      4,493,910
                                                                    -----------
COMPUTERS & PERIPHERALS - 3.7%
  Apple Computer, Inc. (a)                          20,000            1,142,400
  SanDisk Corporation (a)                           25,000            1,274,500
                                                                    -----------
                                                                      2,416,900
                                                                    -----------
CONSUMER FINANCE - 2.0%
  Cash America International, Inc.                  40,000            1,280,000
                                                                    -----------

ELECTRICAL EQUIPMENT - 1.6%
  Emerson Electric Co.                              12,000            1,005,720
                                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
  Agilent Technologies, Inc. (a)                    30,000              946,800
                                                                    -----------

ENERGY EQUIPMENT & SERVICES - 1.5%
  Weatherford International Ltd. (a) (b)            19,000              942,780
                                                                    -----------

FOOD & STAPLES RETAILING - 7.3%
  Costco Wholesale Corporation                      20,000            1,142,600
  United Natural Foods, Inc. (a)                    60,000            1,981,200
  Walgreen Co.                                      35,000            1,569,400
                                                                    -----------
                                                                      4,693,200
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
  Alcon, Inc. (b)                                   13,000            1,281,150
  ArthroCare Corporation (a)                        30,000            1,260,300
                                                                    -----------
                                                                      2,541,450
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES - 4.4%
  McKesson Corporation                              20,000              945,600
  UnitedHealth Group Incorporated                   42,200            1,889,716
                                                                    -----------
                                                                      2,835,316
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 3.3%
  Starbucks Corporation (a)                         24,000              906,240
  Starwood Hotels & Resorts Worldwide, Inc.         20,000            1,206,800
                                                                    -----------
                                                                      2,113,040
                                                                    -----------
HOUSEHOLD PRODUCTS - 3.2%
  Colgate-Palmolive Company                         16,000              958,400
  The Procter & Gamble Company                      20,000            1,112,000
                                                                    -----------
                                                                      2,070,400
                                                                    -----------
INSURANCE - 2.1%
  Prudential Financial, Inc.                        17,000            1,320,900
                                                                    -----------

INVESTMENT BANK & BROKERAGE - 1.7%
  Lehman Brothers Holdings Inc.                     17,000            1,107,550
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
MACHINERY - 1.4%
  CLARCOR Inc.                                      30,000          $   893,700
                                                                    -----------

MEDIA - 1.5%
  The McGraw-Hill Companies, Inc.                   19,000              954,370
                                                                    -----------

METALS & MINING - 1.7%
  Freeport-McMoRan Copper & Gold, Inc. - Class B    20,000            1,108,200
                                                                    -----------

MULTILINE RETAIL - 1.1%
  Target Corporation                                15,000              733,050
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.7%
  Devon Energy Corporation                          35,000            2,114,350
  Range Resources Corporation                       40,000            1,087,600
  Sunoco, Inc.                                      35,000            2,425,150
                                                                    -----------
                                                                      5,627,100
                                                                    -----------
PHARMACEUTICALS - 1.0%
  Bentley Pharmaceuticals, Inc. (a)                 60,000              657,600
                                                                    -----------

ROAD & RAIL - 1.8%
  Burlington Northern Santa Fe Corporation          15,000            1,188,750
                                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 5.8%
  Intel Corporation                                 50,000              947,500
  Marvell Technology Group Ltd. (a) (b)             25,000            1,108,250
  Texas Instruments Incorporated                    55,000            1,665,950
                                                                    -----------
                                                                      3,721,700
                                                                    -----------
SOFTWARE - 3.8%
  Autodesk, Inc. (a)                                30,000            1,033,800
  Microsoft Corporation                             61,100            1,423,630
                                                                    -----------
                                                                      2,457,430
                                                                    -----------
SPECIALTY RETAIL - 2.5%
  Chico's FAS, Inc. (a)                             20,000              539,600
  The Home Depot, Inc.                              30,000            1,073,700
                                                                    -----------
                                                                      1,613,300
                                                                    -----------
TEXTILES, APPAREL & LUXURY GOODS - 2.6%
  Coach, Inc. (a)                                   30,000              897,000
  NIKE, Inc. - Class B                              10,000              810,000
                                                                    -----------
                                                                      1,707,000
                                                                    -----------
TRADING COMPANIES & DISTRIBUTORS - 1.1%
  Fastenal Company                                  18,000              725,220
                                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES - 3.0%
  SBA Communications Corporation - Class A (a)      75,000            1,960,500
                                                                    -----------

TOTAL COMMON STOCKS
    (Cost $60,667,075)                                               61,533,556
                                                                    -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.8%
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.8%
  Columbia Money Market Reserves Fund -
    Capital Shares                               1,828,652            1,828,652
  Dreyfus Cash Management Fund -
    Investor Shares                              1,273,170            1,273,170
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $3,101,822)                                                 3,101,822
                                                                    -----------

  TOTAL INVESTMENTS - 100.2%
    (Cost $63,768,897)                                               64,635,378

  Liabilities in Excess of Other Assets - (0.2)%                       (141,984)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $64,493,394
                                                                    ===========

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.


                     See notes to the financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
COMMON STOCKS - 97.3%                               SHARES                VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.7%
  Hexcel Corporation (a)                             5,100          $    80,121
  Ladish Co., Inc. (a)                               4,000              149,880
  Teledyne Technologies Incorporated (a)             2,100               68,796
                                                                    -----------
                                                                        298,797
                                                                    -----------
AIR FREIGHT & LOGISTICS - 2.2%
  Forward Air Corporation                            2,100               85,533
  Pacer International, Inc.                          2,800               91,224
                                                                    -----------
                                                                        176,757
                                                                    -----------
AUTO COMPONENTS - 2.4%
  Drew Industries Incorporated (a)                   2,900               93,960
  Tenneco Inc. (a)                                   3,650               94,900
                                                                    -----------
                                                                        188,860
                                                                    -----------
BIOTECHNOLOGY - 1.0%
  Human Genome Sciences, Inc. (a)                    7,550               80,785
                                                                    -----------

BUILDING PRODUCTS - 0.9%
  Jacuzzi Brands, Inc. (a)                           7,800               68,640
                                                                    -----------

CAPITAL MARKETS - 0.9%
  Penson Worldwide, Inc. (a)                         4,400               75,724
                                                                    -----------

CHEMICALS - 0.9%
  Georgia Gulf Corporation                           3,050               76,311
                                                                    -----------

COMMERCIAL BANKS - 6.6%
  Cullen/Frost Bankers, Inc.                         1,950              111,735
  First State Bancorporation                         4,000               95,120
  Glacier Bancorp, Inc.                              2,900               84,883
  Hancock Holding Company                            2,400              134,400
  The South Financial Group, Inc.                    3,900              102,999
                                                                    -----------
                                                                        529,137
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 3.9%
  Airgas, Inc.                                       2,300               85,675
  John H. Harland Company                            1,700               73,950
  Mobile Mini, Inc. (a)                              5,200              152,152
                                                                    -----------
                                                                        311,777
                                                                    -----------
COMPUTERS & PERIPHERALS - 0.7%
  Quantum Corporation (a)                           22,100               57,902
                                                                    -----------

CONSTRUCTION & ENGINEERING - 2.8%
  EMCOR Group, Inc. (a)                              2,700              131,409
  MasTec, Inc. (a)                                   6,800               89,828
                                                                    -----------
                                                                        221,237
                                                                    -----------
CONSUMER FINANCE - 2.9%
  Cash America International, Inc.                   4,000              128,000
  MoneyGram International, Inc.                      3,100              105,245
                                                                    -----------
                                                                        233,245
                                                                    -----------
CONTAINERS & PACKAGING - 1.2%
  Silgan Holdings Inc.                               2,600               96,226
                                                                    -----------

DIVERSIFIED MANUFACTURING - 1.3%
  Raven Industries, Inc.                             3,400              107,100
                                                                    -----------

EDUCATION SERVICES - 0.9%
  Laureate Education Inc. (a)                        1,700               72,471
                                                                    -----------


--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
  Axsys Technologies, Inc. (a)                       3,200             $ 48,224
  I.D. Systems, Inc. (a)                             3,300               58,509
  OYO Geospace Corporation (a)                         450               25,699
  Photon Dynamics, Inc. (a)                          2,850               35,682
  Veeco Instruments Inc. (a)                         4,400              104,896
                                                                    -----------
                                                                        273,010
                                                                    -----------
ENERGY EQUIPMENT & SERVICES - 4.0%
  Dril-Quip, Inc. (a)                                1,300              107,172
  Hydril (a)                                         1,350              106,002
  Superior Well Services, Inc. (a)                   2,500               62,250
  Warrior Energy Service Corporation (a)             1,900               46,227
                                                                    -----------
                                                                        321,651
                                                                    -----------
FOOD & STAPLES RETAILING - 5.9%
  The Pantry, Inc. (a)                               1,750              100,695
  Pathmark Stores, Inc. (a)                          7,300               68,693
  Performance Food Group Company (a)                 3,200               97,216
  Reddy Ice Holdings, Inc.                           4,850               98,698
  United Natural Foods, Inc. (a)                     3,400              112,268
                                                                    -----------
                                                                        477,570
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
  ArthroCare Corporation (a)                         2,050               86,120
  IntraLase Corp (a)                                 5,600               93,744
                                                                    -----------
                                                                        179,864
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES - 1.5%
  PSS World Medical, Inc. (a)                        6,600              116,490
                                                                    -----------

HOTELS, RESTAURANTS & LEISURE - 2.2%
  Landry's Restaurants, Inc.                         2,700               87,615
  LIFE TIME FITNESS, Inc. (a)                        1,900               87,913
                                                                    -----------
                                                                        175,528
                                                                    -----------
HOUSEHOLD DURABLES - 1.2%
  Tempur-Pedic International Inc. (a)                6,900               93,219
                                                                    -----------

INFORMATION TECHNOLOGY SERVICES - 1.2%
  Ness Technologies Inc. (a)                         8,800               94,600
                                                                    -----------

INSURANCE - 4.2%
  American Equity Investment Life Holding Company    6,400               68,224
  Argonaut Group, Inc. (a)                           3,350              100,634
  Max Re Capital Ltd. (b)                            4,300               93,912
  Republic Companies Group, Inc.                     4,400               77,924
                                                                    -----------
                                                                        340,694
                                                                    -----------
INTERNET SOFTWARE & SERVICES - 1.1%
  Access Integrated Technologies Inc. - Class A (a)  6,000               58,860
  Traffic.com, Inc. (a)                              4,800               26,832
                                                                    -----------
                                                                         85,692
                                                                    -----------
IT SERVICES - 0.9%
  Lionbridge Technologies, Inc. (a)                 12,500               69,125
                                                                    -----------

MACHINERY - 3.9%
  Albany International Corp. - Class A               2,400              101,736
  CLARCOR Inc.                                       3,100               92,349
  Franklin Electric Co, Inc.                         2,300              118,772
                                                                    -----------
                                                                        312,857
                                                                    -----------
MARINE - 1.6%
  Kirby Corporation (a)                              3,200              126,400
                                                                    -----------

                     See notes to the financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
COMMON STOCKS                                       SHARES                VALUE
--------------------------------------------------------------------------------
MEDIA - 1.1%
  Entravision Communications Corporation - Class A (a)
                                                    10,500          $    89,985
                                                                    -----------

METALS & MINING - 1.0%
  Reliance Steel & Aluminum Co.                      1,000               82,950
                                                                    -----------

OIL & GAS DRILLING - 0.9%
  Union Drilling, Inc. (a)                           4,700               69,842
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.1%
  Cabot Oil & Gas Corporation                        2,250              110,250
  Denbury Resources Inc. (a)                         3,600              114,012
  Encore Acquisition Company (a)                     2,400               64,392
  Range Resources Corporation                        2,700               73,413
  St. Mary Land & Exploration Company                3,100              124,775
                                                                    -----------
                                                                        486,842
                                                                    -----------
PHARMACEUTICALS - 2.1%
  Bentley Pharmaceuticals, Inc. (a)                  5,200               56,992
  Perrigo Company                                    6,900              111,090
                                                                    -----------
                                                                        168,082
                                                                    -----------
REAL ESTATE - 1.7%
  FelCor Lodging Trust Inc.                          6,200              134,788
                                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.1%
  FormFactor Inc. (a)                                2,350              104,881
  RF Micro Devices, Inc. (a)                        10,300               61,491
                                                                    -----------
                                                                        166,372
                                                                    -----------
SOFTWARE - 6.9%
  Ariba, Inc. (a)                                   11,700               96,291
  Embarcadero Technologies, Inc. (a)                10,700               65,270
  i2 Technologies, Inc. (a)                          5,600               70,952
  Nuance Communications, Inc. (a)                   17,100              172,026
  Parametric Technology Corporation (a)              5,800               73,718
  TIBCO Software Inc. (a)                           10,600               74,730
                                                                    -----------
                                                                        552,987
                                                                    -----------
SPECIALTY RETAIL - 5.6%
  Charming Shoppes, Inc. (a)                         6,500               73,060
  Gamestop Corporation - Class A (a)                 1,900               79,800
  Jos. A. Bank Clothiers, Inc. (a)                   2,925               70,083
  Rent-A-Center, Inc. (a)                            4,100              101,926
  Tractor Supply Company (a)                         2,300              127,121
                                                                    -----------
                                                                        451,990
                                                                    -----------
THRIFTS & MORTGAGE FINANCE - 0.8%
  City Bank                                          1,400               65,324
                                                                    -----------

TRADING COMPANIES & DISTRIBUTORS - 1.4%
  Anixter International, Inc.                        2,400              113,904
                                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES - 2.0%
  SBA Communications Corporation - Class A (a)       6,200              162,068
                                                                    -----------

TOTAL COMMON STOCKS
  (Cost $7,201,624)                                                   7,806,803
                                                                    -----------


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.8%                       SHARES                VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUND - 2.8%
  Columbia Money Market Reserves Fund - Capital Shares
                                                   224,381            $ 224,381
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $224,381)                                                     224,381
                                                                    -----------

  TOTAL INVESTMENTS - 100.1%
    (Cost $7,426,005)                                                 8,031,184

  Liabilities in Excess of Other Assets - (0.1)%                         (6,447)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $ 8,024,737
                                                                    ===========

  (a) Non-income producing security.
  (b) Dollar-denominated foreign security.


                     See notes to the financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                 SHARES OR
ASSET BACKED                                     PRINCIPAL
SECURITIES - 0.1%                                   AMOUNT                VALUE
--------------------------------------------------------------------------------
  FedEx Corp.
    Sinkable 07/15/2006
    Series 981, Class C, 7.02%, 01/15/2016        $ 50,877             $ 52,228
                                                                    -----------

TOTAL ASSET BACKED SECURITIES
    (Cost $54,850)                                                       52,228
                                                                    -----------

--------------------------------------------------------------------------------
CORPORATE BONDS - 73.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.0%
  General Dynamics Corporation
    4.50%, 08/15/2010                              500,000              480,302
  Raytheon Company
    5.50%, 11/15/2012                              447,000              438,480
  United Technologies Corporation
    6.35%, 03/01/2011                              300,000              307,413
                                                                    -----------
                                                                      1,226,195
                                                                    -----------
ASSET MANAGEMENT - 1.0%
  Mellon Funding Corporation
    6.70%, 03/01/2008                              400,000              405,805
                                                                    -----------

BUILDING PRODUCTS - 0.2%
  Masco Corporation
    5.75%, 10/15/2008                              100,000               99,578
                                                                    -----------

CHEMICALS - 1.8%
  The Lubrizol Corporation
    5.50%, 10/01/2014                              750,000              708,830
                                                                    -----------

COMMERCIAL BANKS - 1.8%
  Landesbank Baden-Wuerttemberg (b)
    6.35%, 04/01/2012                               45,000               47,332
  National City Bank
    6.20%, 12/15/2011                              500,000              510,791
  Northern Trust Company
    7.10%, 08/01/2009                              168,000              176,006
                                                                    -----------
                                                                        734,129
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 4.3%
  CP&L, Inc.
    6.80%, 08/15/2007                              300,000              303,446
  International Lease Finance Corporation:
    6.375%, 03/15/2009                             540,000              548,349
    5.00%, 04/15/2010                               40,000               38,878
  Pitney Bowes Inc.
    3.875%, 06/15/2013                             300,000              266,833
  R.R. Donnelley & Sons Co.
    4.95%, 05/15/2010                               20,000               19,227
  Waste Management, Inc.
    7.00%, 10/15/2006                              565,000              566,967
                                                                    -----------
                                                                      1,743,700
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 3.0%
  Cisco Systems, Inc.
    5.25%, 02/22/2011                              400,000              392,978
  Motorola, Inc.
    7.625%, 11/15/2010                             740,000              793,185
                                                                    -----------
                                                                      1,186,163
                                                                    -----------
COMPUTERS & PERIPHERALS - 3.1%
  Hewlett-Packard Company
    5.50%, 07/01/2007                              750,000              748,693
  International Business Machines Corporation
    4.375%, 06/01/2009                             500,000              484,947
                                                                    -----------
                                                                      1,233,640
                                                                    -----------

--------------------------------------------------------------------------------
                                                 SHARES OR
CORPORATE                                        PRINCIPAL
BONDS                                               AMOUNT                VALUE
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.1%
  Centex Corporation
    7.50%, 01/15/2012                             $ 40,000          $    41,813
                                                                    -----------

CONSUMER FINANCE - 3.3%
  American General Finance Corporation
    4.625%, 05/15/2009                             490,000              476,032
  ASIF Global Financing XVIII (a)
    3.85%, 11/26/2007                              325,000              317,416
    (Acquired 01/06/2004, Cost $327,202)
  General Electric Capital Corporation
    4.25%, 12/01/2010                               30,000               28,431
  HSBC Finance Corporation
    6.50%, 11/15/2008                              510,000              519,294
                                                                    -----------
                                                                      1,341,173
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES - 2.3%
  AXA Financial, Inc.
    7.75%, 08/01/2010                               25,000               26,627
  CIT Group Inc.:
    6.875%, 11/01/2009                             150,000              154,679
    4.75%, 12/15/2010                               30,000               28,809
  Textron Financial Corporation:
    5.875%, 06/01/2007                              60,000               60,137
    6.00%, 11/20/2009                              440,000              444,706
  Wells Fargo Financial, Inc.
    5.50%, 08/01/2012                              200,000              197,311
                                                                    -----------
                                                                        912,269
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.3%
  360 Communications Company
    6.65%, 01/15/2008                              430,000              435,639
  ALLTEL Corporation
    7.00%, 07/01/2012                              150,000              158,497
  BellSouth Corporation
    6.00%, 10/15/2011                              500,000              500,057
  SBC Communications Inc.
    5.10%, 09/15/2014                               50,000               46,462
  Sprint Capital Corp.
    8.375%, 03/15/2012                              45,000               49,777
  Verizon Global Funding Corp.:
    6.125%, 06/15/2007                             250,000              250,977
    7.25%, 12/01/2010                               10,000               10,482
    6.875%, 06/15/2012                             250,000              259,599
                                                                    -----------
                                                                      1,711,490
                                                                    -----------
ELECTRIC UTILITIES - 1.3%
  TXU Energy Co.
    7.00%, 03/15/2013                              500,000              511,045
                                                                    -----------

ELECTRICAL EQUIPMENT - 0.7%
  Arrow Electronics, Inc.
    9.15%, 10/01/2010                               40,000               44,464
  Emerson Electric Co.
    5.75%, 11/01/2011                              250,000              251,892
                                                                    -----------
                                                                        296,356
                                                                    -----------
ENERGY EQUIPMENT & SERVICES - 1.5%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                              555,000              559,522
  Halliburton Company
    5.50%, 10/15/2010                               40,000               39,659
                                                                    -----------
                                                                        599,181
                                                                    -----------
FOOD PRODUCTS - 1.2%
  The Hershey Company
    4.85%, 08/15/2015                              500,000              468,576
                                                                    -----------

                     See notes to the financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                 SHARES OR
CORPORATE                                        PRINCIPAL
BONDS                                               AMOUNT                VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 3.6%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                           $ 600,000          $   600,996
  The Procter & Gamble Company
    Putable 09/01/2014
    8.00%, 09/01/2024                              675,000              831,665
                                                                    -----------
                                                                      1,432,661
                                                                    -----------
INDUSTRIAL AUTOMATION - 0.9%
  Rockwell Automation, Inc.
    6.15%, 01/15/2008                              370,000              372,657
                                                                    -----------

INSURANCE - 0.9%
  The Hartford Financial Services Group, Inc.
    4.70%, 09/01/2007                              100,000               98,793
  Massmutual Global Funding II (a)
    3.25%, 06/15/2007                              285,000              278,793
    (Acquired 12/03/2003, Cost $284,399)
                                                                    -----------
                                                                        377,586
                                                                    -----------
INVESTMENT BANK & BROKERAGE - 4.4%
  The Bear Stearns Companies Inc.
    6.75%, 12/15/2007                              500,000              507,751
  Credit Suisse First Boston USA
    6.50%, 01/15/2012                               45,000               46,487
  The Goldman Sachs Group, Inc.:
    5.15%, 01/15/2014                               30,000               28,477
    5.125%, 01/15/2015                             500,000              468,229
  Lehman Brothers Holdings, Inc.
    7.00%, 02/01/2008                              540,000              550,303
  Merrill Lynch & Co., Inc.
    3.125%, 07/15/2008                             195,000              185,632
                                                                    -----------
                                                                      1,786,879
                                                                    -----------
MACHINERY - 1.2%
  Dover Corporation
    6.50%, 02/15/2011                              450,000              463,185
                                                                    -----------

MEDIA - 1.6%
  The Walt Disney Company
    6.375%, 03/01/2012                             635,000              652,376
                                                                    -----------

METALS & MINING - 2.5%
  Alcoa Inc.:
    6.50%, 06/01/2011                              400,000              412,373
    6.00%, 01/15/2012                              600,000              604,760
                                                                    -----------
                                                                      1,017,133
                                                                    -----------
MULTILINE RETAIL - 2.7%
  Dollar General Corporation
    8.625%, 06/15/2010                             450,000              475,875
  Target Corporation:
    6.35%, 01/15/2011                              100,000              102,801
    5.875%, 03/01/2012                             500,000              505,777
                                                                    -----------
                                                                      1,084,453
                                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.1%
  Sempra Energy
    4.621%, 05/17/2007                              60,000               59,428
                                                                    -----------


--------------------------------------------------------------------------------
                                                 SHARES OR
CORPORATE                                        PRINCIPAL
BONDS                                               AMOUNT                VALUE
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 11.7%
  Amerada Hess Corporation
    6.65%, 08/15/2011                            $ 400,000            $ 411,549
  Apache Corporation
    6.25%, 04/15/2012                              690,000              707,456
  Burlington Resources Finance Company (b)
    6.68%, 02/15/2011                              400,000              414,760
  Occidental Petroleum Corporation
    6.75%, 01/15/2012                              648,000              682,598
  Ocean Energy Inc.
    4.375%, 10/01/2007                             238,000              234,209
  ONEOK, Inc.
    5.20%, 06/15/2015                               40,000               36,605
  Texaco Capital Inc.
    8.25%, 10/01/2006                              500,000              502,853
  Union Pacific Resources Group Inc.
    7.00%, 10/15/2006                              750,000              751,826
  USX Corporation
    9.125%, 01/15/2013                             409,000              477,546
  XTO Energy, Inc.
    6.25%, 04/15/2013                              500,000              501,010
                                                                    -----------
                                                                      4,720,412
                                                                    -----------
REAL ESTATE - 1.7%
  EOP Operating Limited Partnership:
    7.75%, 11/15/2007                              105,000              107,633
    4.65%, 10/01/2010                              525,000              498,255
  Health Care Property Investors, Inc.
    6.45%, 06/25/2012                               20,000               20,271
  Health Care REIT, Inc.
    8.00%, 09/12/2012                               50,000               53,878
                                                                    -----------
                                                                        680,037
                                                                    -----------
RESTAURANTS - 1.5%
  McDonald's Corporation
    6.00%, 04/15/2011                              610,000              616,753
                                                                    -----------

ROAD & RAIL - 1.7%
  Burlington Northern Santa Fe Corporation:
    6.125%, 03/15/2009                              40,000               40,458
    6.75%, 07/15/2011                              600,000              626,262
                                                                    -----------
                                                                        666,720
                                                                    -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.3%
  Applied Materials, Inc.
    6.75%, 10/15/2007                              500,000              505,440
                                                                    -----------

SOFTWARE - 1.5%
  Oracle Corporation
    6.91%, 02/15/2007                              600,000              604,051
                                                                    -----------

SPECIALTY RETAIL - 3.0%
  The Home Depot, Inc.
    4.625%, 08/15/2010                             500,000              482,034
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                              650,000              709,591
                                                                    -----------
                                                                      1,191,625
                                                                    -----------
TOTAL CORPORATE BONDS
    (Cost $30,287,478)                                               29,451,339
                                                                    -----------

                     See notes to the financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2006 (UNAUDITED)


--------------------------------------------------------------------------------
                                                 SHARES OR
                                                 PRINCIPAL
MORTGAGE BACKED SECURITIES - 0.4%                   AMOUNT                VALUE
--------------------------------------------------------------------------------
  Chase Commercial Mortgage Securities Corp.
    Series 1997-1, Class A-2, 7.37%, 06/19/2029   $ 58,976          $    59,131
  Heller Financial Commercial Mortgage
    Series 2000-PH-1, Class A-1, 7.715%, 01/15/2034
                                                    45,325               45,368
  Morgan Stanley Capital I
    Series 1997-WF1, Class A-2, 7.22%, 07/15/2029   68,617               68,911
                                                                    -----------

TOTAL MORTGAGE BACKED SECURITIES
    (Cost $176,907)                                                     173,410
                                                                    -----------

--------------------------------------------------------------------------------
MUNICIPAL BONDS - 3.2%
--------------------------------------------------------------------------------
  California Statewide Communities Development
    4.00%, 11/15/2006                              655,000              651,594
  Fiscal Year 2005 Securitization Corp. NY
    3.40%, 08/15/2008                              265,000              258,354
  Southern California Public Power Authority
    Power Project
    6.93%, 05/15/2017                              330,000              362,495
                                                                    -----------

TOTAL MUNICIPAL BONDS
  (Cost $1,300,296)                                                   1,272,443
                                                                    -----------

--------------------------------------------------------------------------------
PREFERRED STOCKS - 1.8%
--------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 1.8%
  The Goldman Sachs Group, Inc.                     20,000              494,000
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                              9,000              209,250
                                                                    -----------

TOTAL PREFERRED STOCKS
  (Cost $724,280)                                                       703,250
                                                                    -----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 13.7%
--------------------------------------------------------------------------------
FANNIE MAE - 0.3%
  6.00%, 05/15/2011                                120,000              122,715
                                                                    -----------

FEDERAL HOME LOAN BANK - 3.7%
  3.50%, 08/15/2006                                125,000              124,713
  5.75%, 10/15/2007                                855,000              858,215
    Putable 10/15/06
  4.90%, 11/21/2007                                500,000              496,036
    Callable 11/21/06
                                                                    -----------
                                                                      1,478,964
                                                                    -----------
FREDDIE MAC - 4.0%
  3.00%, 09/29/2006                                130,000              129,225
  4.20%, 12/28/2007                              1,000,000              982,025
  6.375%, 08/01/2011
    Callable 08/01/2006                            505,000              503,842
                                                                    -----------
                                                                      1,615,092
                                                                    -----------
U.S. TREASURY INFLATION INDEXED BONDS - 2.6%
  3.625%, 01/15/2008                               330,429              336,212
  2.375%, 04/15/2011                               507,450              505,607
  1.625%, 01/15/2015                               221,546              206,600
                                                                    -----------
                                                                      1,048,419
                                                                    -----------
U.S. TREASURY NOTES - 3.1%
  3.00%, 12/31/2006                                250,000              247,276
  6.50%, 02/15/2010                                115,000              120,189
  5.00%, 08/15/2011                                900,000              897,574
                                                                    -----------
                                                                      1,265,039
                                                                    -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $5,669,980)                                                 5,530,229
                                                                    -----------

--------------------------------------------------------------------------------
                                                 SHARES OR
                                                 PRINCIPAL
SHORT-TERM INVESTMENTS - 7.2%                       AMOUNT                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 6.2%
  American General Finance Corporation
    5.875%, 07/14/2006                           $ 685,000            $ 685,077
  Devon Energy Corporation
    2.75%, 08/01/2006                              500,000              498,907
  Progress Energy, Inc.
    6.05%, 04/15/2007                              465,000              466,036
  Sprint Capital Corp.
    4.78%, 08/17/2006                              450,000              449,524
  Washington Mutual, Inc.
    7.50%, 08/15/2006                              400,000              400,849
                                                                    -----------
                                                                      2,500,393
                                                                    -----------
MONEY MARKET FUND - 1.0%
  Columbia Money Market Reserves Fund -
    Capital Shares                                 397,972              397,972
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,899,652)                                                 2,898,365
                                                                    -----------

  TOTAL INVESTMENTS - 99.6%
    (Cost $41,113,443)                                               40,081,264

  Other Assets in Excess of Liabilities - 0.4%                          145,280
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $40,226,544
                                                                    ===========

(a) Restricted security. Purchased shares in a private placement transaction. Resale to the public may require registration or may extend only to qualified institutional buyers. The aggregate amount was $596,209 representing 1.48% of the Portfolio.

(b)  Dollar-denominated foreign security.


                     See notes to the financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2006 (UNAUDITED)
                                                                             LKCM           LKCM          LKCM           LKCM
                                                                            AQUINAS        AQUINAS       AQUINAS      AQUINAS FIXED
                                                                           VALUE FUND    GROWTH FUND  SMALL CAP FUND   INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................................    $43,040,542    $64,635,378   $ 8,031,184   $40,081,264
Cash...................................................................            675             --            --            --
Dividends and interest receivable......................................         38,875         27,718         5,134       608,307
Receivable for investments sold........................................             --             --            --       101,426
Receivable for fund shares sold........................................          4,349         73,847           625         2,572
Other assets...........................................................         11,894         13,826        13,415        12,915
                                                                           -----------    -----------   -----------   -----------
  Total assets.........................................................     43,096,335     64,750,769     8,050,358    40,806,484
                                                                           -----------    -----------   -----------   -----------

LIABILITIES:
Payable for investments purchased......................................      1,206,072             --            --       452,404
Payable for investment advisory fees...................................         96,249        151,979         2,690        41,606
Payable for fund shares redeemed.......................................         17,035             --         4,170        56,973
Distribution expense payable...........................................         40,099         66,031         6,470            --
Accrued expenses and other liabilities.................................         25,889         39,365        12,291        28,957
                                                                           -----------    -----------   -----------   -----------
  Total liabilities....................................................      1,385,344        257,375        25,621       579,940
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $41,710,991    $64,493,394   $ 8,024,737   $40,226,544
                                                                           ===========    ===========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital........................................................    $35,459,156    $62,699,701    $7,590,763   $41,354,100
Undistributed net investment income....................................        204,241              -             -         6,433
Accumulated net realized gain (loss) on securities.....................        844,021        927,212      (171,205)     (101,810)
Net unrealized appreciation (depreciation) on investments..............      5,203,573        866,481       605,179    (1,032,179)
                                                                           -----------    -----------   -----------   -----------
Net assets.............................................................    $41,710,991    $64,493,394    $8,024,737   $40,226,544
                                                                           ===========    ===========   ===========   ===========

NET ASSETS.............................................................    $41,710,991    $64,493,394    $8,024,737   $40,226,544
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized)..........................................................      3,272,258      4,393,748     1,284,576     4,169,378
Net asset value per share
  (offering and redemption price)......................................    $     12.75    $     14.68   $      6.25   $      9.65
                                                                           ===========    ===========   ===========   ===========

* Cost of Investments..................................................    $37,836,969    $63,768,897   $ 7,426,005   $41,113,443
                                                                           ===========    ===========   ===========   ===========

                     See notes to the financial statements.

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
                                                                              LKCM          LKCM          LKCM            LKCM
                                                                             AQUINAS       AQUINAS       AQUINAS      AQUINAS FIXED
                                                                           VALUE FUND    GROWTH FUND  SMALL CAP FUND   INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................................    $   378,210    $   258,797     $  17,643    $   19,947
Interest...............................................................         26,080         88,365         7,202       947,351
                                                                           -----------    -----------     ---------    ----------
  Total income.........................................................        404,290        347,162        24,845       967,298
                                                                           -----------    -----------     ---------    ----------

EXPENSES:
Investment advisory fees...............................................        192,914        316,168        42,332       122,713
Distribution expense...................................................         53,587         87,824        10,583            --
Administrative fees....................................................         17,009         28,565        10,155        16,273
Accounting and transfer agent fees and expenses........................         25,937         36,733        19,462        35,026
Professional fees......................................................          8,850         16,208         2,030         8,803
Federal and state registration.........................................          9,869         12,291         9,499        10,567
Custody fees and expenses..............................................          2,785          4,364         4,301         2,837
Reports to shareholders................................................          3,101          5,458           951         3,340
Trustees' fees.........................................................          2,295          3,885           412         2,426
Other..................................................................          1,925          3,305           676         1,953
                                                                           -----------    -----------     ---------    ----------
  Total expenses.......................................................        318,272        514,801       100,401       203,938
  Less, expense waiver and/or
    reimbursement......................................................             --             --       (36,904)      (40,320)
                                                                           -----------    -----------     ---------    ----------
  Net expenses.........................................................        318,272        514,801        63,497       163,618
                                                                           -----------    -----------     ---------    ----------
NET INVESTMENT INCOME (LOSS)...........................................         86,018       (167,639)      (38,652)      803,680
                                                                           -----------    -----------     ---------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments................................      2,841,703        550,722     1,086,346       (56,615)
Net change in unrealized appreciation/depreciation on investments......     (1,176,737)    (4,509,434)     (552,601)     (750,740)
                                                                           -----------    -----------     ---------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.......................................................      1,664,966     (3,958,712)      533,745      (807,355)
                                                                           -----------    -----------     ---------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............................................    $ 1,750,984    $(4,126,351)    $ 495,093    $   (3,675)
                                                                           ===========    ===========     =========    ==========

* Net of foreign taxes withheld........................................    $       450    $     6,727     $      --    $       --
                                                                           ===========    ===========     =========    ==========

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                   VALUE FUND                    GROWTH FUND
                                                                          ---------------------------   ---------------------------
                                                                            Six Months                   Six Months
                                                                              Ended       Year Ended       Ended        Year Ended
                                                                          June 30, 2006   December 31,  June 30, 2006  December 31,
                                                                           (Unaudited)        2005        (Unaudited)      2005
                                                                          -------------   ------------  -------------  ------------
OPERATIONS:
Net investment income (loss)............................................    $   86,018     $  157,369    $ (167,639)   $  171,030
Net realized gain on investments........................................     2,841,703      3,082,006       550,722       472,796
Net change in unrealized appreciation/depreciation on investments.......    (1,176,737)    (1,537,265)   (4,509,434)    5,338,281
                                                                           -----------    -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations.........................................     1,750,984      1,702,110    (4,126,351)    5,982,107
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................            --        (54,531)           --      (173,759)
Net realized gain on investments........................................            --             --            --    (1,731,877)
                                                                           -----------    -----------   -----------   -----------
                                                                                    --        (54,531)           --    (1,905,636)
                                                                           -----------    -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................    (2,729,722)    (1,722,864)   (5,986,248)   12,095,490
                                                                           -----------    -----------   -----------   -----------

    Total increase (decrease) in net assets.............................      (978,738)       (75,285)  (10,112,599)   16,171,961

NET ASSETS:
Beginning of period.....................................................    42,689,729     42,765,014    74,605,993    58,434,032
                                                                           -----------    -----------   -----------   -----------
End of period *.........................................................   $41,710,991    $42,689,729   $64,493,394   $74,605,993
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:.................................................   $   204,241    $   118,223   $        --   $        --
                                                                           ===========    ===========   ===========   ===========

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                 SMALL CAP FUND               FIXED INCOME FUND
                                                                          ---------------------------   ---------------------------
                                                                            Six Months                   Six Months
                                                                              Ended       Year Ended       Ended        Year Ended
                                                                          June 30, 2006   December 31,  June 30, 2006  December 31,
                                                                           (Unaudited)        2005        (Unaudited)      2005
                                                                          -------------   ------------  -------------  ------------
OPERATIONS:
Net investment income (loss)............................................    $  (38,652)    $  (84,695)  $   803,680   $ 1,622,813
Net realized gain (loss) on investments.................................     1,086,346        328,021       (56,615)      104,162
Net change in unrealized appreciation/depreciation
  on investments........................................................      (552,601)       (35,568)     (750,740)     (901,763)
                                                                            ----------     ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations.........................................       495,093        207,758        (3,675)      825,212
                                                                            ----------     ----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................            --             --      (806,040)   (1,626,609)
Net realized gain on investments........................................            --             --            --      (151,578)
                                                                            ----------     ----------   -----------   -----------
                                                                                    --             --      (806,040)   (1,778,187)
                                                                            ----------     ----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................       465,561       (719,033)   (1,745,490)   (2,381,653)
                                                                            ----------     ----------   -----------   -----------

    Total increase (decrease) in net assets.............................       960,654       (511,275)   (2,555,205)   (3,334,628)

NET ASSETS:
Beginning of period.....................................................     7,064,083      7,575,358    42,781,749    46,116,377
                                                                            ----------     ----------   -----------   -----------
End of period *.........................................................    $8,024,737     $7,064,083   $40,226,544   $42,781,749
                                                                            ----------     ----------   -----------   -----------

* Including undistributed net
  investment income of:.................................................    $       --     $       --   $     6,433   $     8,793
                                                                            ==========     ==========   ===========   ===========

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                            LKCM AQUINAS VALUE FUND
                                                   Six Months       Year          Year        Year           Year           Year
                                                     Ended         Ended         Ended        Ended          Ended          Ended
                                                 June 30, 2006  December 31,  December 31,  December 31,  December 31,  December 31,
                                                   (Unaudited)     2005(1)        2004        2003           2002           2001
                                                    --------      --------      --------    --------       --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD............   $  12.24      $  11.77      $  10.17    $   7.95       $  10.22       $  10.91
                                                    --------      --------      --------    --------       --------       --------
Net investment income............................       0.03          0.04          0.02        0.03           0.01             --
Net realized and unrealized gain (loss)
   on investments................................       0.48          0.44          1.60        2.22          (2.27)         (0.69)
                                                    --------      --------      --------    --------       --------       --------
    Total from investment operations.............       0.51          0.48          1.62        2.25          (2.26)         (0.69)
                                                    --------      --------      --------    --------       --------       --------
Dividends from net investment income.............         --         (0.01)        (0.02)      (0.03)         (0.01)            --
                                                    --------      --------      --------    --------       --------       --------
NET ASSET VALUE - END OF PERIOD..................   $  12.75      $  12.24      $  11.77    $  10.17       $   7.95        $ 10.22
                                                    ========      ========      ========    ========       ========       ========
Total Return.....................................       4.17%(2)      4.13%        15.93%      28.29%        (22.11)%        (6.29)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)............   $ 41,711      $ 42,690      $ 42,765    $ 40,470       $ 33,783       $ 45,155
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.....       1.48%(3)      1.55%         1.57%       1.59%          1.55%          1.49%
  After expense waiver and/or reimbursement......       1.48%(3)      1.52%(4)      1.53%       1.50%          1.50%          1.49%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement.....       0.40%(3)      0.34%         0.17%       0.21%          0.06%          0.01%
  After expense waiver and/or reimbursement......       0.40%(3)      0.37%         0.21%       0.30%          0.11%          0.01%
Portfolio turnover rate..........................         27%           71%           61%         70%            45%            64%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment
     Advisers, Inc. to Luther King Capital Management Corporation.
(2)  Not annualized.
(3)  Annualized.
(4) The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                               LKCM AQUINAS GROWTH FUND
                                                   Six Months       Year          Year        Year           Year           Year
                                                     Ended         Ended         Ended        Ended          Ended          Ended
                                                 June 30, 2006  December 31,  December 31,  December 31,  December 31,  December 31,
                                                   (Unaudited)     2005(1)        2004        2003           2002           2001
                                                    --------      --------      --------    --------       --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD.............  $  15.61      $  14.67      $  13.58    $  11.26       $  14.61       $  17.41
                                                    --------      --------      --------    --------       --------       --------
Net investment income (loss)......................     (0.04)(2)      0.03         (0.07)      (0.08)         (0.10)         (0.12)
Net realized and unrealized gain (loss)
   on investments.................................     (0.89)         1.31          1.16        2.40          (3.25)         (2.68)
                                                    --------      --------      --------    --------       --------       --------
    Total from investment operations..............     (0.93)         1.34          1.09        2.32          (3.35)         (2.80)
                                                    --------      --------      --------    --------       --------       --------
Dividends from net investment income..............        --         (0.03)           --          --             --             --
Distributions from net realized gains.............        --         (0.37)           --          --             --             --
                                                    --------      --------      --------    --------       --------       --------
    Total dividends and distributions.............        --         (0.40)           --          --             --             --
                                                    --------      --------      --------    --------       --------       --------
NET ASSET VALUE - END OF PERIOD...................  $  14.68      $  15.61      $  14.67    $  13.58        $ 11.26        $ 14.61
                                                    ========      ========      ========    ========       ========       ========
TOTAL RETURN......................................     (5.96)%(3)     9.15%         8.03%      20.60%        (22.93)%       (16.08)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).............  $ 64,493      $ 74,606      $ 58,434    $ 57,818       $ 48,773       $ 60,961
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement......      1.47%(4)      1.51%         1.55%       1.58%          1.54%          1.50%
  After expense waiver and/or reimbursement.......      1.47%(4)      1.51%(5)      1.53%       1.50%          1.50%          1.50%
Ratio of net investment income (loss) to average
  net assets:
  Before expense waiver and/or reimbursement......     (0.48)%(4)     0.25%        (0.50)%     (0.70)%        (0.86)%        (0.81)%
  After expense waiver and/or reimbursement.......     (0.48)%(4)     0.25%        (0.48)%     (0.62)%        (0.82)%        (0.81)%
Portfolio turnover rate...........................        47%          114%          196%        105%            94%            99%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth
     Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas
     Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.
(5) The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                             LKCM AQUINAS SMALL CAP FUND
                                                   Six Months       Year          Year        Year           Year          Year
                                                     Ended         Ended         Ended        Ended          Ended         Ended
                                                 June 30, 2006  December 31,  December 31,  December 31,  December 31,  December 31,
                                                   (Unaudited)     2005(1)        2004        2003           2002          2001
                                                    --------      --------      --------    --------       --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD............   $   5.82      $   5.66      $   5.50    $   4.21       $   6.08       $   6.85
                                                    --------      --------      --------    --------       --------       --------
Net investment loss..............................      (0.03)(2)     (0.07)(2)     (0.09)      (0.08)         (0.08)         (0.08)
Net realized and unrealized gain (loss)
  on investments.................................       0.46          0.23          0.25        1.37          (1.79)         (0.66)
                                                    --------      --------      --------    --------       --------       --------
  Total from investment operations...............       0.43          0.16          0.16        1.29          (1.87)         (0.74)
                                                    --------      --------      --------    --------       --------       --------
Distributions from net realized gains............         --            --            --          --             --          (0.03)
                                                    --------      --------      --------    --------       --------       --------
NET ASSET VALUE - END OF PERIOD..................   $   6.25      $   5.82       $  5.66     $  5.50        $  4.21        $  6.08
                                                    ========      ========      ========    ========       ========       ========
TOTAL RETURN.....................................       7.39%(3)      2.83%         2.91%      30.64%        (30.76)%       (10.83)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)............   $  8,025      $  7,064      $  7,575    $  7,283       $  5,419       $  6,208
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.....       2.37%(4)      2.65%         2.76%       2.99%          2.91%          2.81%
  After expense waiver and/or reimbursement......       1.50%(4)      1.73%(5)      1.95%       1.95%          1.95%          1.95%
Ratio of net investment loss to average
  net assets:
  Before expense waiver and/or reimbursement.....      (1.78)%(4)    (2.09)%       (2.62)%     (2.74)%        (2.72)%        (2.32)%
  After expense waiver and/or reimbursement......      (0.91)%(4)    (1.17)%       (1.81)%     (1.70)%        (1.76)%        (1.46)%
Portfolio turnover rate..........................         51%          148%          260%        161%           113%           102%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.
(5) The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                            LKCM AQUINAS FIXED INCOME FUND
                                                   Six Months       Year          Year        Year           Year          Year
                                                     Ended         Ended         Ended        Ended          Ended         Ended
                                                 June 30, 2006  December 31,  December 31,  December 31,  December 31,  December 31,
                                                   (Unaudited)     2005(1)        2004        2003           2002          2001
                                                    --------      --------      --------    --------       --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD............   $   9.84      $  10.06      $  10.16    $  10.23       $  10.07       $   9.73
                                                    --------      --------      --------    --------       --------       --------
Net investment income............................       0.19          0.37          0.34        0.35           0.50           0.55
Net realized and unrealized gain (loss)
  on investments.................................      (0.19)        (0.19)         0.09        0.14           0.21           0.34
                                                    --------      --------      --------    --------       --------       --------
  Total from investment operations...............         --          0.18          0.43        0.49           0.71           0.89
                                                    --------      --------      --------    --------       --------       --------
Dividends from net investment income.............      (0.19)        (0.36)        (0.38)      (0.40)         (0.50)         (0.55)
Distributions from net realized gains............         --         (0.04)        (0.15)      (0.16)         (0.05)          --
                                                    --------      --------      --------    --------       --------       --------
  Total dividends and distributions..............      (0.19)        (0.40)        (0.53)      (0.56)         (0.55)         (0.55)
                                                    --------      --------      --------    --------       --------       --------
NET ASSET VALUE - END OF PERIOD..................   $   9.65      $   9.84      $  10.06    $  10.16       $  10.23       $  10.07
                                                    ========      ========      ========    ========       ========       ========
TOTAL RETURN.....................................       0.05%(2)      1.75%         4.35%       4.90%          7.29%          9.33%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)............   $ 40,227      $ 42,782      $ 46,116    $ 44,760       $ 47,688       $ 49,256
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.....       1.00%(3)      1.11%         1.19%       1.20%          1.12%          1.09%
  After expense waiver and/or reimbursement......       0.80%(3)      0.93%(4)      1.02%       1.00%          1.00%          1.00%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement.....       3.73%(3)      3.34%         3.20%       3.23%          4.83%          5.34%
  After expense waiver and/or reimbursement......       3.93%(3)      3.52%         3.37%       3.43%          4.95%          5.43%
Portfolio turnover rate..........................         10%          152%          147%        276%           168%           158%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2)  Not annualized.
(3)  Annualized.
(4) The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of 0.80% effective July 11, 2005.

                     See notes to the financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that Luther King Capital Management Corporation (the "Adviser") believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

     6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

     9. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2006, the Advisor waived and/or reimbursed the following expenses:

                                    LKCM        LKCM        LKCM        LKCM
                                   AQUINAS     AQUINAS     AQUINAS     AQUINAS
                                   VALUE       GROWTH     SMALL CAP     FIXED
                                    FUND        FUND        FUND     INCOME FUND
                                   -------     -------    ---------  -----------
Annual Advisory Rate                0.90%       0.90%       1.00%       0.60%
Annual Cap on Expenses              1.50%       1.50%       1.50%       0.80%
Expenses Waived and/or Reimbursed     --          --      $36,904     $40,320

The Aquinas Value, Aquinas Growth, Aquinas Small-Cap and Aquinas Fixed Income Funds were the predecessor funds of the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds, respectively. All performance and operations reported for periods before July 11, 2005 represent the activity of the Aquinas Funds.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Aquinas Funds. U.S. Bank, N.A. serves as custodian for all LKCM Aquinas Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCMFunds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets for the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2006, fees accrued by the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $53,587, $87,824 and $10,583, respectively.

C. FUND SHARES: At June 30, 2006, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       220,335   $  2,784,739                         517,266   $  6,199,674
Shares issued to shareholders in
  reinvestment of distributions                        --             --                           4,597         53,536
Shares redeemed                                  (436,101)    (5,514,467)                       (666,873)    (7,976,246)
Redemption fee                                                         6                                            172
                                               ----------   ------------                      ----------   ------------
Net decrease                                     (215,766)  $ (2,729,722)                       (145,010)  $ (1,722,864)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             3,488,024                                      3,633,034
                                               ----------                                     ----------
End of period                                   3,272,258                                      3,488,024
                                               ==========                                     ==========

AQUINAS GROWTH FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       309,840   $  4,796,062                       1,599,321    $24,524,809
Shares issued to shareholders in
  reinvestment of distributions                        --             --                         119,414      1,869,173
Shares redeemed                                  (695,147)   (10,782,342)                       (923,905)   (14,298,519)
Redemption fee                                                        32                                             27
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                          (385,307)  $ (5,986,248)                        794,830    $12,095,490
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             4,779,055                                      3,984,225
                                               ----------                                     ----------
End of period                                   4,393,748                                      4,779,055
                                               ==========                                     ==========

AQUINAS SMALL CAP FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       306,986    $ 1,965,799                         144,954    $   793,472
Shares redeemed                                  (235,405)    (1,500,671)                       (269,227)    (1,512,510)
Redemption fee                                                       433                                              5
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                            71,581    $   465,561                        (124,273)   $  (719,033)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             1,212,995                                      1,337,268
                                               ----------                                     ----------
End of period                                   1,284,576                                      1,212,995
                                               ==========                                     ==========

AQUINAS FIXED INCOME FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2006                                DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       242,153    $ 2,369,894                         651,383   $  6,531,465
Shares issued to shareholders in
  reinvestment of distributions                    81,307        785,721                         168,655      1,681,749
Shares redeemed                                  (499,724)    (4,902,286)                     (1,060,527)   (10,597,055)
Redemption fee                                                     1,181                                          2,188
                                               ----------   ------------                      ----------   ------------
Net decrease                                     (176,264)  $ (1,745,490)                       (240,489)  $ (2,381,653)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             4,345,642                                      4,586,131
                                               ----------                                     ----------
End of period                                   4,169,378                                      4,345,642
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At June 30, 2006, a foundation owns or is trustee for greater than 10% of the shares outstanding for each of the Funds.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2006 were as follows:

                                             PURCHASES                          SALES
                                         U.S.                             U.S.
                                      GOVERNMENT       OTHER           GOVERNMENT       OTHER
                                      ----------    -----------        ----------    -----------
LKCM Aquinas Value Fund               $     ____    $11,402,027        $     ____    $13,861,753
LKCM Aquinas Growth Fund                    ____     31,112,449              ____     35,237,165
LKCM Aquinas Small Cap Fund                 ____      4,635,986              ____      4,157,485
LKCM Aquinas Fixed Income Fund           501,971      6,357,225           446,375      3,138,190

E. TAX INFORMATION: At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                      LKCM                 LKCM               LKCM                 LKCM
                                                     AQUINAS              AQUINAS            AQUINAS              AQUINAS
                                                      VALUE               GROWTH            SMALL CAP              FIXED
                                                      FUND                 FUND               FUND              INCOME FUND
                                                  -----------          -----------         -----------          -----------
Cost of investments                               $36,734,683          $69,997,231         $ 5,933,082          $42,487,278
                                                  ===========          ===========         ===========          ===========
Gross unrealized appreciation                     $ 6,834,383          $ 7,374,855         $ 1,258,363          $   187,259
Gross unrealized depreciation                        (538,494)          (2,078,353)           (100,583)            (470,480)
                                                  -----------          -----------         -----------          -----------
Net unrealized appreciation (depreciation)        $ 6,295,889          $ 5,296,502         $ 1,157,780          $  (283,221)
                                                  ===========          ===========         ===========          ===========
Undistributed ordinary income                     $   118,223          $   455,653         $        --          $     8,793
Undistributed long-term capital gain                       --                  250                  --                   --
                                                  -----------          -----------         -----------          -----------
Total distributable earnings                      $   118,223          $   455,903          $       --          $     8,793
                                                  -----------          -----------         -----------          -----------
Other accumulated losses                          $(1,913,261)         $        --          $(1,257,551)        $   (43,413)
                                                  -----------           ----------           ---------           ----------
Total accumulated earnings (losses)               $ 4,500,851          $ 5,752,405          $  (99,771)         $  (317,841)
                                                  ===========          ===========         ===========          ===========

At December 31, 2005 the accumulated capital loss carryforwards were as follows:

                                                   LKCM                  LKCM
                                                  AQUINAS              AQUINAS
                                                   VALUE              SMALL CAP
                                                    FUND                 FUND
                                                -----------          -----------
Expiring in 2010                                $    45,373          $ 1,257,551
Expiring in 2011                                  1,867,888                   --
                                                -----------          -----------
Total capital loss
  carryforwards                                 $ 1,913,261          $ 1,257,551
                                                ===========          ===========


To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2005, capital loss carryforwards of $3,081,715 and $319,311 were utilized by the LKCM Aquinas Value Fund and the LKCM Aquinas Small Cap Fund, respectively. At December 31, 2005, the LKCM Aquinas Fixed Income Fund had net realized losses from transactions between November 1, 2005 and December 31, 2005 of $43,413, which are deferred for tax purposes and will be recognized in 2006.

The tax components of dividends paid during the six months ended June 30, 2006 were as follows:

                                               ORDINARY               LONG-TERM
                                                INCOME             CAPITAL GAINS
                                              -----------          -------------
LKCM Aquinas Value Fund                       $        --          $          --
LKCM Aquinas Growth Fund                               --                     --
LKCM Aquinas Small Cap Fund                            --                     --
LKCM Aquinas Fixed Income Fund                    806,040                     --

The tax components of dividends paid during the year ended December 31, 2005 were as follows:

                                               ORDINARY               LONG-TERM
                                                INCOME             CAPITAL GAINS
                                              -----------          -------------
LKCM Aquinas Value Fund                       $    54,531          $          --
LKCM Aquinas Growth Fund                          234,999              1,670,637
LKCM Aquinas Small Cap Fund                            --                     --
LKCM Aquinas Fixed Income Fund                  1,606,968                151,219

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the LKCM Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds' financial statements.

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2006

TAX INFORMATION: For the fiscal year 2005, the LKCM Aquinas Value and Aquinas Growth Funds designate 100.0% and 100.0%, respectively, of dividends from net investment income as qualified dividend income under the Jobs & Growth Tax Reconciliation Act of 2003.

For the fiscal year 2005, 100.00% and 100.00% of the ordinary distributions paid by the LKCM Aquinas Value and Aquinas Growth Funds, respectively, qualify for the divided received deduction available to corporate shareholders.

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.


                    RENEWAL OF INVESTMENT ADVISORY AGREEMENT

INTRODUCTION. At a meeting held on February 28, 2006, the Board of Trustees of LKCM Funds, including the independent Trustees (the "Board"), approved the renewal of the Investment Advisory Agreement (the "Agreement") between Luther King Capital Management Corporation (") and LKCM Funds (the "Trust"), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Fixed Income Fund (each, a "Fund" and collectively, the "Funds").

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of growth and size on the advisory fee (i.e., economies of scale). The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including but not limited to, reports relating to each Fund's performance and expenses, information on private (non-fund) clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund. The Board determined that the portfolio managers of LKCM are well-qualified by education, training and experience to manage the Funds in an efficient and professional manner. The Board noted that LKCM recently decided to make one of its portfolio managers responsible for oversight of fund activities and to serve as a liaison between the independent Trustees and portfolio managers. In addition, LKCM recently added personnel to assist with compliance matters for the Funds. Accordingly, the Board concluded that the nature, extent and quality of services provided by LKCM under the Agreement are necessary and appropriate.

PERFORMANCE OF THE FUNDS. The Board considered the performance of each Fund compared to a benchmark index ("Benchmark") and peer group funds ("Lipper Index") for the last quarter of 2005 and for the period from July 11, 2005 through December 31, 2005 ("Inception Period"), which represents the period that LKCM began managing each Fund following the reorganizations of The Aquinas Funds, Inc.

The Board noted that the performance of each Fund, except the Aquinas Fixed Income Fund and Aquinas Small Cap Fund, underperformed its Benchmark and Lipper Index, for the last quarter of 2005 and the Inception Period. The Fixed Income Fund outperformed its Lipper Index during the last quarter and the Small Cap Fund outperformed its Benchmark for the Inception Period. The Board considered that LKCM has managed the Funds for only a short-time frame. LKCM also explained that it is transitioning the Funds to more closely follow LKCM's long-term investment criteria and expects improvements in performance over the coming years.

FEES AND EXPENSES. The Board considered the advisory fee rates of each Fund and total expenses of each Fund relative to similar funds and LKCM's other institutional accounts. The Aquinas Value Fund's and Aquinas Growth Fund's contractual advisory fee rates were higher before and after waivers. The advisory fee rates of the Aquinas Small Cap Fund and Aquinas Fixed Income Fund were lower after fee waivers. The Board also recognized that the total or net expense ratio of each Fund was below the average of similar funds, except the Aquinas Value Fund, which was slightly higher. LKCM indicated that the fees for the Funds are higher due to its increased responsibilities in managing socially responsible funds. The Board also considered that LKCM intends to continue its voluntary fee waivers and expense caps for each Fund's 2006 fiscal year.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the costs to operate the Funds and the profitability of LKCM. The Board noted that LKCM incurred losses in connection with rendering services to the Aquinas Small Cap Fund but profited from managing each other Fund during the past year. The Board considered that the Funds may experience economies of scale in the future due to LKCM's expectation that assets in the Funds could increase with additional marketing efforts.

CONCLUSION. Based on its evaluation of these and other factors, the Board concluded that (1) each Fund was likely to benefit from the services provided by LKCM, (2) each Fund's performance was satisfactory in light of LKCM's transitioning of the Fund's portfolio to its investment style; and (3) each Fund's fees and expenses were fair and reasonable considering LKCM's monitoring responsibilities with respect to socially responsible investing. Based on these conclusions, the Board determined, in its business judgment, to renew the Agreement.

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                                       26

                       This page intentionally left blank.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA        Richard Lenart
   Trustee,                        Secretary & Treasurer
   President

   Paul W. Greenwell               Jacob D. Smith
   Vice President                  Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Suite 1800
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.



U.S. Bancorp Fund Services, LLC                                 ----------------
P.O. Box 701                                                        PRESORTED
Milwaukee, WI 53201-0701                                            STANDARD
                                                                 US POSTAGE PAID
                                                                  PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  LKCM Funds

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  ------------------------------------
                                  J. Luther King, Jr., President

         Date 9/6/06
              --------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  -----------------------------------
                                  J. Luther King, Jr., President

         Date 9/6/06
              -------------------------------------------------------


         By (Signature and Title) /s/ Richard Lenart
                                  -----------------------------------
                                  Richard Lenart, Treasurer

         Date 9/6/06
              -------------------------------------------------------